Equinox Commodity Strategy Fund

Class A Shares:  EQCAX

Class C Shares:  EQCCX

Class I Shares:   EQCIX

PROSPECTUS

FEBRUARY 1, 2012

Advised by:

Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500 Denver, CO 80203

1-888-643-3431

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	6
Investment Adviser	7
Portfolio Managers	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	8
Investment Objectives	8
Principal Investment Strategies	8
Principal Investment Risks	9
Temporary Investments	15
Portfolio Holdings Disclosure	15
INFORMATION ABOUT THE REFERENCE INDEX	15
MANAGEMENT	19
Investment Adviser	19
Portfolio Managers	19
HOW SHARES ARE PRICED	22
HOW TO PURCHASE SHARES	23
HOW TO REDEEM SHARES	32
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	35
MORE INFORMATION ABOUT TAXES	38
DISTRIBUTION OF SHARES	40
Distributor	40
Distribution Fees	40
Additional Compensation to Financial Intermediaries	41
Householding	41
CONSOLIDATED FINANCIAL HIGHLIGHTS	42

FUND SUMMARY

Investment Objective:  The Equinox Commodity Strategy Fund (the “Fund”) seeks to provide investment results that, as a whole, correspond generally to the performance of the SGI Smart Market Neutral Commodity Index SM (the “Reference Index”) before payment of the Fund’s expenses and liabilities.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional or in “How to Purchase Shares” beginning on page 23 of this Prospectus and in “Purchase, Redemption and Pricing of Shares” beginning on page 30 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None(1)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold before 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.08%	1.08%	1.08%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	6.45%	4.80%	11.36%
Acquired Fund Fees and Expenses (2)	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	7.95%	7.05%	12.61%
Fee Waiver and/or Expense Reimbursement(3)	(6.27)%	(4.62)%	(11.18)%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)	1.68%	2.43%	1.43%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A Shares made within 12 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(2)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and do not include "Aquired Fund Fees and Expenses."

(3)

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses of the Fund, until at least January 28, 2013. This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice to the Adviser.

Expense Example:  This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Expense Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same throughout the time of your investment. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$736	$2,239	$3,655	$6,844
Class C	$246	$1,663	$3,022	$6,184
Class I	$146	$2,563	$4,626	$8,557

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs (which are not reflected in “Annual Fund Operating Expenses” on the table above or in the Expense Example) affect the Fund's performance. For the fiscal period January 25, 2011 (commencement of the Fund’s investment operations) through September 30, 2011, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is designed to achieve investment results similar to the performance of the Reference Index. The Reference Index follows a long/short, market neutral investment strategy which tracks a deemed-long position and a deemed-short position in futures contracts of three main commodity sectors: energy, industrial metals and agriculture. The Reference Index increases or decreases based on the performance of these deemed investments and the relationship between a specific target volatility and the volatility of the aggregate value of the deemed investments. In general, the strategy underlying the Reference Index seeks to take advantage of potential inefficiencies in the rolling mechanism employed by the commodity indices in which an underlying index (the “Underlying Index”) takes a short position. The Underlying Index is comprised of (i) a long position in each of an energy, agriculture and industrial metals index and (ii) a short position in each of an energy, agriculture and industrial metals index. At the same time, the Reference Index stabilizes potential returns by attempting to control the volatility of the Reference Index near to a 6% target.

Equinox Fund Management, LLC (the “Adviser”) intends to invest the Fund’s assets, directly or through the use of a subsidiary, in (i) one or more commodity linked-derivative instruments and (ii) fixed income securities. The Fund intends to gain its exposure to the Reference Index by investing, directly or through the use of a subsidiary, in one or more structured notes whose principal and/or coupon payments are linked to the performance of the Reference Index, and/or swap agreements linked to the performance of the Reference Index.

The Fund may invest in a wholly owned subsidiary formed in the Cayman Islands (the “Subsidiary”). Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. In the event that the Adviser invests in the Subsidiary, the Subsidiary will, in turn, invest primarily in one or more swap agreements linked to the performance of the Reference Index, and/or options or futures contracts on individual commodities, designed to produce returns that track the Reference Index.

The fixed-income securities in which the Fund invests may have any maturity and may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may buy debt securities for liquidity purposes, to serve as collateral related to other Fund investments, or to seek income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts.  The Fund may also invest, without limitation, in money market funds. These fixed income securities and other investments may serve as margin and collateral for the derivatives positions of the Fund or the Subsidiary.

The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund's investment objective.

The Reference Index was developed by, and is the exclusive property of Société Générale, an international banking organization (the “Reference Index Sponsor”) and is used under license. The Reference Index Sponsor has contracted with Standard & Poor’s Financial Services, LLC, a division of the McGraw Hill Companies, Inc. (“S&P”) to maintain and calculate the Reference Index. The Fund is not sponsored, endorsed, or promoted by the Reference Index Sponsor, S&P or any of their respective affiliates. The Reference Index Sponsor, S&P and their respective affiliates have not passed on the Fund or its shares as to their legality or suitability, and such parties make no warranties nor bear any liability with respect to the Fund or its shares. None of the Reference Index Sponsor, S&P or their respective affiliates acts as an investment adviser with respect to the Fund, its shares or its Adviser and shall have no liability for any errors or omissions in calculating the Reference Index.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

The following describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through its investment in the Subsidiary.

•

Commodity and Commodity-Linked Derivatives Risk:  Although the Fund intends to follow a long/short market-neutral strategy, exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument is typically based upon the price movements of physical commodities, the value of the Fund will rise or fall in response to changes in the underlying commodities or related index of investment. Because the Reference Index is a “long/short” index, it benefits from increases in the levels of its long components and decreases in the levels of its short components (and is negatively impacted by decreases in the levels of its long components and increases in the levels of its short components). Because the component indices in the Underlying Index track the same commodities (long and short), the Underlying Index, and, therefore, the Reference Index and the Fund would not necessarily be affected by increases or decreases in the price of the commodities themselves.

•

Counterparty Risk: Because the Fund anticipates entering into one or more commodity-linked derivative instruments, a loss may be sustained as a result of the failure of another party to a contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with a contract’s terms. The Fund also bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty. In addition, the Fund may enter into swap agreements with a limited number of counterparties, and the Fund may invest in commodity-linked derivative instruments which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

•

Derivatives Risk: The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate or magnify a loss, potentially causing the Fund to lose more money than it would have lost had it invested directly in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions.

•

Fixed Income Securities Risk:  Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

•

Overall Strategy Risk:  There can be no assurance that the strategies reflected in the Reference Index and Underlying Index (or the Adviser’s attempt to match the returns of the Reference Index) will be successful. Each strategy is based upon historical trends in “rolling” methodologies. Historical performance is no guarantee of future performance, and a change in historical trends may negatively impact the performance of the Reference Index, and, in turn, the performance of the Fund.

•

Indexing/Passive Strategy Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of the Reference Index. This approach differs from that of an actively managed fund, which typically seeks to outperform some benchmark index. As a result, the Fund may hold components of the Reference Index or the Underlying Index regardless of the current or projected performance of a specific component or a particular industry or market sector. Maintaining an investment in a specific component regardless of market conditions or performance could cause the Fund’s return to be lower than if the Fund employed an active strategy.

•

Index Tracking Risk:  The Fund’s portfolio composition and performance may not match, and may vary substantially from, that of the Reference Index for any period of time. Unlike the Fund, the returns of the Reference Index are not reduced by investment and other operating expenses. In addition, there can be no assurance that the Fund will be able to successfully duplicate the exact composition of the Reference Index. The Reference Index was not created in connection with the Fund, nor has it been customized or altered in connection with its use by the Fund. The Reference Index Sponsor and S&P have no obligation to take, and will not take, the interests of the Fund or the Fund’s shareholders into consideration in determining, composing or calculating the Reference Index. The Reference Index has limited actual historical performance data. The absence of a track record with respect to the Reference Index is particularly significant because its construction is based on historical trends in returns that may or may not be repeated in the future.

•

Leverage Risk:  Employing derivatives to indirectly increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

•

Limited History of Operation:  The Fund is a new mutual fund and has a limited history of operation. In addition, the Adviser has a limited history of managing a mutual fund.

•

Market Risk: Market risk refers to the risk that the market prices of securities, commodities and related instruments that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities and commodities tend to have greater price volatility than debt securities. When the value of the Fund's holdings decreases, your investment in the Fund decreases in value and you could lose money.

•

Non-Diversification Risk: The Fund is non-diversified. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

•

Portfolio Turnover Risk: The risk that the investments that the Fund holds are bought and sold in a frequent manner, thereby increasing Fund expenses and resulting in lower investment returns. Frequent portfolio turnover may also increase the taxable gains of your investment.

•

Sector Risk: Although the Fund intends to follow a long/short market neutral strategy, it intends to focus its investments on three main commodities sectors. To the extent that it does so, developments affecting those sectors will likely have a magnified effect on the Fund’s net asset value and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of sectors.

•

Tax Risk : Based on tax rulings from the IRS, the Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. As described in more detail in “More Information About Taxes” on page 38 of the Prospectus, the Fund’s ability to invest in certain types of commodity related investments may be limited by the IRC’s requirements for the Fund to qualify as a RIC. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

•

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940, as amended ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Performance:  The Fund’s performance information is shown only when the Fund has had a full calendar year of operations. In the future, performance information will be presented in this section of this Prospectus. Shareholder reports containing financial and performance information will be mailed without charge to shareholders semi-annually.

Management of the Fund

Investment Adviser:  Equinox Fund Management, LLC

Portfolio Managers:

Richard Bornhoft, Chief Investment Officer of the Adviser, has been the Fund's portfolio manager since its inception on January 25, 2011. Brian Bell, Director of Research for the Adviser, Ajay Dravid, Managing Director of Portfolio Management for the Adviser, and Rufus Rankin, Director of Portfolio Management for the Adviser, joined the Fund’s portfolio management team on March 1, 2011.

Purchase and Sale of Fund Shares:  The minimum initial investment in Class A Shares, Class C Shares and Class I Shares of the Fund is $2,500, $2,500, and $1,000,000, respectively, and the minimum subsequent investment in Class A Shares, Class C Shares and Class I Shares of the Fund is $500, $500 and $0, respectively. You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established Fund account by participating in the Fund’s Automatic Investment Plan. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Purchase and redemption requests may be made by mail (Equinox Commodity Strategy Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Omaha, Nebraska 68137), by telephone (1-888-643-3431), or through a financial intermediary and will be paid by check or wire transfer

Tax Information:  The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks to provide investment results that, as a whole, correspond generally to the performance of the Reference Index before payment of the Fund’s expenses and liabilities. The Fund's investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective. More information about the Reference Index is available in the SAI.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, either directly or indirectly through its Subsidiary, in commodity-linked derivative instruments and in fixed income securities that, as a whole, correspond generally to the performance of the Reference Index. More information about the Reference Index is available in the SAI.

The Fund will seek to track the returns of the Reference Index by entering into one or more commodity-linked derivatives instruments, including swap contracts, commodity index-linked notes, commodity futures contracts or options on futures contracts, options, warrants, futures contracts, currency forwards and structured notes, with one or more counterparties, which contracts and notes will rise and fall in value in response to changes in the value of the Reference Index. The Fund may enter into such instruments directly or indirectly through its Subsidiary, as more fully described herein. Commodity-linked derivatives are instruments with principal and/or coupon payments linked to the performance of commodities, commodity indices, commodity options or futures contracts. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also seek to gain exposure to the individual commodity components of the Underlying Index or the Reference Index by investing in futures contracts that comprise the Reference Index or the Underlying Index, either directly or indirectly through the Subsidiary.

The fixed-income securities in which the Fund may invest  may have any maturity and may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may buy debt securities for liquidity purposes, to serve as collateral related to other Fund investments, or to seek income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts.  The Fund may also invest, without limitation, in money market funds.

The Fund may invest in its Subsidiary. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. The Subsidiary will invest primarily in one or more derivative contracts designed to produce returns that track the Fund's Reference Index.  The Subsidiary is subject to the same investment restrictions as the Fund.

The Fund's Adviser may engage in frequent buying and selling of investments to achieve the Fund's investment objective.

By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund intends to make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.  The Fund is relying on certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that income from a fund's investment in a subsidiary will constitute "qualifying income" for purposes of Subchapter M. Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund in this Prospectus may also include the Subsidiary. The Subsidiary will generally be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Principal Investment Risks

The following describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through investment in the Subsidiary.

•

Commodities and Commodity-Linked Derivatives Risk:  Assets in the Fund include commodity-linked derivative instruments linked to three main commodity sectors: energy, agriculture and industrial metals. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity, a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. Although the Fund intends to follow a long/short market neutral strategy, exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such production countries could have a disproportionate impact on the prices of such commodities.

Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or market sector. The value of the Fund will rise or fall in response to changes in the underlying commodity or related index of investment.

Because the Underlying Index is a “long/short” index, it benefits from increases in the levels of its long components and decreases in the levels of its short components (and is negatively impacted by decreases in the levels of its long components and increases in the levels of its short components). Because the component indices in the Underlying Index track the same commodities (long and short), the Underlying Index would not necessarily be affected by increases or decreases in the price of the commodities themselves.

Investing in the Fund is not the same as directly owning one or more of the commodities or commodities futures comprising the Underlying Index. A Fund shareholder will have no ownership rights in the underlying commodities or commodity futures. The Fund has claimed an exclusion from the definition of a “commodity pool operator” under CFTC Regulation 4.5; however, changes in law and regulations, including those adopted by the Commodity Futures Trading Commission (“CFTC”) could require the Fund to comply with certain rules of the CFTC.

•

Counterparty Risk:  The term “counterparty” is used to refer to the other party participating in a transaction, e.g. the other party to a contract. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of components of the Underlying Index, commodities or the asset class without actually purchasing those instruments or investments, or to hedge a position. Such financial instruments include, but are not limited to total return, index, interest rate, and credit default swap agreements, options, futures contracts and structured notes. The Fund intends to use various agreements with counterparties to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Adviser believes that counterparty to be creditworthy. A loss may be sustained as a result of the failure of a counterparty to make required payments or otherwise comply with the terms of a contract.

The use of derivatives transactions to gain exposure to the Reference Index, the Underlying Index or any of their components involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty. In addition, the Fund may enter into swap agreements or other derivatives transactions with a limited number of counterparties which may increase the Fund’s exposure to counterparty credit risk. Swap agreements and other derivatives transactions also may be considered to be illiquid. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

•

Derivatives Risk:  The term “derivatives” covers a broad range of financial instruments, including swap agreements and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate or magnify a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

•

Fixed Income Securities Risk:  Fixed income and debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in a “secondary market” — that is, they are traded by people other than their original issuers. Fixed Income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a fixed income security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of fixed income securities will tend to rise. Changes in the value of a fixed income or debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.

•

Overall Strategy Risk:  There can be no assurance that the strategy reflected in the Reference Index and the Underlying Index will be successful. Such strategy will only be successful if the “rolling” methodologies applied to the commodities underlying the Component Indices (Long) outperform those applied to the Component Indices (Short). In many cases, the rolling methodology applied to a specific commodity underlying a Component Index (Long) was selected based upon historical performance, particularly its historical roll yield. Historical performance is no guarantee of future performance, and a change in historical trends may negatively impact the performance of the Reference Index, and, in turn, the performance of the Fund.

•

Indexing/Passive Strategy Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of the Reference Index. This approach differs from that of an actively managed fund, which typically seeks to outperform some benchmark index. As a result, the Fund may hold components of the Reference Index or the Underlying Index regardless of the current or projected performance of a specific component or a particular industry or market sector. Maintaining an investment in such a component regardless of market conditions or its individual performance could cause the Fund’s return to be lower than if the Fund employed an active strategy.

•

Index Tracking Risk:   The Fund’s investment objective is to provide investment results that, as a whole, correspond generally to the performance of the Reference Index before payment of the Fund’s expenses and liabilities. The Fund’s performance may not match, and may vary substantially from, that of the Reference Index for any period of time. Although the Fund attempts to track the investment performance of the Reference Index, the Fund may not be able to duplicate its exact composition or return. In addition, unlike a fund, the returns of the Reference Index are not reduced by investment and other operating expenses, and therefore, the ability of the Fund to match the performance of the Reference Index will be adversely affected by the costs of buying and selling investments as well as other expenses. The Fund cannot guarantee that its performance will match the Reference Index for any period of time or at all. In addition, there can be no assurance that the Fund will be able to successfully duplicate the exact composition of the Reference Index.

The Reference Index was not created in connection with the Fund, nor has it been customized or altered in connection with its use by the Fund. The Reference Index Sponsor and S&P have no obligation to take, and will not take, the interests of the Fund or the Fund’s shareholders into consideration in determining, composing or calculating the Reference Index. The Reference Index has limited actual historical performance data. The absence of a track record with respect to the Reference Index is particularly significant because its construction is based on historical trends in returns that may or may not be repeated in the future. Investors should also be aware that the Reference Index Sponsor, S&P and the Adviser do not guarantee: (i) the continuity in the calculation, formulation and circulation of the Reference Index; or (ii) the precision, integrity or lack of errors in the composition or calculation of the Reference Index or the Underlying Index. The Adviser's judgments about the
Reference Index-tracking characteristics of securities and derivatives may prove incorrect and may not produce the desired results.

•

Leverage Risk: Employing derivatives to indirectly increase the Fund's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

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Limited History of Operations:  The Fund is a new mutual fund and has a limited history of operation. In addition, the Adviser has a limited history of managing mutual funds. Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act, as amended, and the IRC that do not apply to the Adviser's management of individual and institutional accounts. As a result, investors cannot judge the Adviser by a long-term track record of managing a mutual fund and the Adviser may not achieve the intended result in managing the Fund.

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Market Risk:  An investment in the Fund involves “market risk.” Market risk refers to the risk that the market prices of securities, commodities and related instruments that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may fluctuate over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities and commodities tend to have greater price volatility than debt securities.

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Non-Diversification Risk:  A non-diversified fund may invest a larger portion of its assets in a single issuer. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

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Portfolio Turnover Risk: Portfolio turnover risk describes the risk that the investments that the Fund holds are bought and sold in a frequent manner, thereby increasing Fund expenses and resulting in lower investment returns. Frequent portfolio turnover may also increase the taxable gains of your investment.

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Sector Risk: Although the Fund may not “concentrate” in any single industry, it intends to focus its investments in three main commodity sectors: energy, industrial metals and agriculture. To the extent that it does so, developments affecting these sectors will likely have a magnified effect on the Fund’s net asset value and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of sectors.

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Tax Risk:  The Fund gains exposure to the commodity markets through investments in commodity-linked derivative instruments, including commodity index-linked structured notes, swap agreements, commodity options and futures. The Fund may also gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest in commodity index-linked securities and other commodity-linked securities and derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of the IRC, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. As more fully described in “More Information About Taxes” on page 38 of this Prospectus, the IRS issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the IRC. The Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

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Wholly-Owned Subsidiary Risk:  The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will therefore not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, the Adviser, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The use of the Subsidiary is more fully described in “Investment Subsidiary” on page 21 of this Prospectus.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of total assets, without limitation, in high-quality short-term debt securities and money market instruments or any derivative instrument meant to track the return of any such instrument. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund will bear its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information and can also be found on the Fund’s website at http://www.EquinoxFundManagement.com/ECSF_Home.aspx.

INFORMATION ABOUT THE REFERENCE INDEX

The Reference Index was developed by, and is the property of the Reference Index Sponsor. The Reference Index is calculated and published by S&P (together with the Reference Index Sponsor and each of its affiliates, each a “Reference Index Party” and, together, the “Reference Index Parties”). The Fund is not sponsored, endorsed, or promoted by the Reference Index Sponsor or any of its affiliates, or S&P.

Through the Underlying Index, the Reference Index follows a long/short, market-neutral investment strategy in order to track a deemed-long position and a deemed-short position in various commodity indices representing three main commodity sectors: (1) energy, (2) agriculture and (3) industrial metals. The Underlying Index is comprised of six component indices (each, a “Component Index” and together, the “Component Indices”), with the futures contracts that comprise the six commodity indices having varying maturity dates. The level of the Reference Index increases or decreases based on the performance of these deemed investments and the relationship between a  target volatility and the actual volatility of the aggregate value of these deemed investments. The term ”volatility” generally refers to the frequency and magnitude of changes in the value of the asset. In general, the Reference Index’s strategy seeks to take advantage of potential inefficiencies in the rolling mechanism used by the commodity indices in which the Underlying Index takes a short position, while, at the same time, stabilizing the potential returns by attempting to control the volatility of the Reference Index near to a 6% target.

The strategy reflected in the Underlying Index is designed to take advantage of potential inefficiencies in the “rolling” mechanism used by the three short Component Indices (each, a “Component Index (Short)”, and together, “Component Indices (Short)”). Unlike equities, which typically entitle the holder to a continuing stake in a corporation, commodity futures contracts normally specify a certain date for delivery of the underlying commodity. In order for an index to continuously track the performance of a commodity, it is required to replace existing contracts, which will ultimately expire, with different contracts. In many standard commodity indices, such as the Component Indices (Short), existing contracts are “rolled” into the next available expiring contract.  As time passes, in order to maintain the continuity of the index, the Component Indices (Short) would typically replace that contract with a contract for the next available delivery date. In other words, the Component Indices (Short) always “roll” into the “next nearby contract (to expire).”  This rolling methodology is referred to as “static” because the next contract into which an existing contract is “rolled” is determined according to a predetermined schedule.

This mechanism may impact the performance of an individual Component Index. When one contract is “rolled” into another (in other words, the held contract is deemed sold, and the deemed proceeds are used to “purchase” the next contract), it may generate a hypothetical “profit” or “loss” (a “roll yield”) which may have a positive or negative impact on the level of the Component Index. A positive roll yield would increase the level of the Component Index, while a negative roll yield would reduce the level of the Component Index. The three long Component Indices (each, a “Component Index (Long)” and together, the “Component Indices (Long)”) use several rolling mechanisms, “dynamic,” “seasonal” and “static 2-month forward,” which aim at improving this roll yield.

Under the “dynamic” rolling methodology applied by certain of the Component Indices (Long) to certain of the underlying commodities, an algorithm is employed to review a number of futures contracts with future delivery dates (including the next nearby contract, as well as a number of later delivery contracts). The methodology attempts to determine the contract with the greatest roll yield or the least amount of negative roll yield. The “seasonal” rolling methodology is applied by certain of the Component Indices (Long) to certain of the underlying commodities, particularly those whose futures curves have historically exhibited seasonality (i.e., for certain periods of times during each year there has historically been an imbedded higher price due to high demand, as in the case of winter months for heating oil, or an imbedded lower price due to excess supply, as in the case of autumn months for corn). This rolling methodology is “static,” in that it rolls according to a predetermined schedule. However, contracts are rolled on a seasonal basis instead of nearby to nearby (as in the case of the Component Indices (Short)). All other commodities in the Component Indices (Long) that do not use either a “dynamic” or “seasonal” rolling mechanism, will use a “static 2-month forward” roll. The “static 2-month forward” roll will determine what contract the corresponding Component Index (Short) will deem to purchase in two months, and will roll into that contract. This methodology is used in each Component Index (Long) for commodities whose nearest contracts have historically tended to generate a lower roll yield than later contracts and when a commodity in a Component Index (Short) is added in accordance with the related index rules.

Because the commodities that are tracked by each of the Component Indices (Long) and the Component Indices (Short) are identical, the Underlying Index would not necessarily be affected by increases or decreases in the prices of the underlying commodities themselves. The Underlying Index would benefit if the “roll yield” mechanisms of the Component Indices (Long) outperform the roll yield achieved by the Component Indices (Short), even if the underlying commodities contracts decrease in value. Conversely, the Underlying Index would be negatively impacted if such “roll yield” mechanisms for the Component Indices (Long) are unsuccessful relative to the Component Indices (Short), even if the underlying commodities contracts increase in value. In addition, as the Component Indices (Long) and Component Indices (Short) track the performance of the same commodities, but via commodity futures with different expirations, the Underlying Index will also be impacted by the spread in value between these different futures contracts.

The Reference Index Parties have not passed on the legality or suitability of, or the accuracy or adequacy of the descriptions and disclosures relating to, the Fund, including those disclosures with respect to the Reference Index. The Reference Index Parties make no representation whatsoever, whether express or implied, as to the advisability of investing in securities generally or purchasing or selling the Fund, the ability of the Reference Index to track relevant markets’ performances, or otherwise relating to the Reference Index or any transaction or product with respect thereto, or of assuming any risks in connection therewith. The Reference Index Parties have no obligation to take the needs of the Adviser or the Fund or any of the Fund’s investors into consideration in determining, composing or calculating the Reference Index. The Reference Index Parties are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the amounts payable thereunder. The Reference Index Parties have no liability in connection with the administration, marketing or trading of the Fund.

Neither the Reference Index Sponsor nor any of its affiliates acts as an investment adviser or provides advice as to the value of any securities or as to the advisability of investing in, purchasing, or selling any securities, with respect to the Reference Index, the Adviser, the Fund’s principal underwriter, the Fund or any investor in or purchaser of the Fund, and does not otherwise act as an investment adviser, as defined under the Investment Advisers Act of 1940, as amended, or the 1940 Act, with respect thereto except in cases where the Reference Index Sponsor or such affiliate has expressly agreed in writing to do so. Neither the Reference Index Sponsor nor any of its affiliates accepts any fiduciary duties with respect to any shareholder in or purchaser of the Fund.

The Reference Index Parties make no representation or warranty whatsoever, whether express or implied, and hereby expressly disclaim all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to the Reference Index or any data included therein or relating thereto, and in particular disclaim any guarantee or warranty either as to the quality, accuracy and/or completeness of the Reference Index or any data included therein, the results obtained from the use of the Reference Index and/or the composition of the Reference Index at any particular time on any particular date or otherwise. The Reference Index Parties shall not be liable (whether in negligence or otherwise) to any person for any error in the Reference Index, and the Reference Index Parties are under no obligation to advise any person of any error therein, or for any interruption in the calculation of the Index. No Reference Index Party shall have any liability to any party for any act or failure to act by the Reference Index Parties in connection with the determination, adjustment or maintenance of the Index. Without limiting the foregoing, in no event shall a Reference Index Party have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

The Reference Index Sponsor and its affiliates may deal in any commodities or financial instruments that compose or underlie the Reference Index, and may act with respect to any such commodity or financial instrument as if the Reference Index did not exist, regardless of whether such action might adversely affect the Reference Index or the Fund. Each of the Reference Index Parties and its affiliates may be in possession of information in relation to any commodity or financial instrument that composes or underlies the Reference Index that may or may not be publicly available or known to any other party, and each party purchasing or selling the Fund agrees that the purchase or sale of the Fund by such party does not create any obligation on the part of any Reference Index Party or its affiliates to disclose any such information.

The Reference Index is the exclusive property of the Reference Index Sponsor, which has contracted with S&P to maintain and calculate the Reference Index. S&P has no liability for any errors or omissions in calculating the Reference Index.

SGI Smart Market Neutral Commodity IndexSM and SGI Market Neutral Commodity IndexSM are service marks of Société Générale and have been licensed for use by the Adviser and its affiliates.

MANAGEMENT

Investment Adviser

Equinox Fund Management, LLC, a Delaware limited liability company formed in 2003, serves as the investment adviser to the Fund. It has been registered with the Commodity Futures Trading Commission as a commodity pool operator since 2003 and registered with the SEC as an investment adviser since 2007. The Adviser's principal place of business is located at 1775 Sherman Street, Suite 2500 Denver, CO 80203. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of December 31, 2011, the Adviser had approximately $1.5 billion in assets under management.

For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1.08% of the Fund’s average daily net assets. The Adviser has contractually agreed that from commencement of the Fund’s operations through January 28, 2013, it will reduce its compensation and/or reimburse certain expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions, do not exceed, 1.26% (on an annual basis) of the Fund’s average daily net assets. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract with the Adviser will be available in the Fund's first Semi-Annual or Annual Report to Shareholders.

Portfolio Managers

Richard Bornhoft is a Founder and the Chief Investment Officer of the Adviser and is responsible, with the oversight of the Adviser’s Investment Committee, for all day-to-day investment decisions for the Fund, including: (i) development of alternative asset strategies; (ii) final screening and selection of the financial instruments; (iii) negotiation of the terms of each investment (including over-the-counter derivatives); (iv) asset allocation among selected investment vehicles or derivative instruments; and (v) risk monitoring and risk management. Prior to March 2007, Mr. Bornhoft served as President and CEO of the Adviser from the time of its founding as a commodity pool operator in August 2003.

Mr. Bornhoft also serves as the President and CEO of The Bornhoft Group Corporation, an alternative investment management firm founded in 1985 to address the investment needs of institutional and high net worth investors. Mr. Bornhoft makes all day-to-day investment decisions for money managed and/or advised by The Bornhoft Group. He has more than twenty-five years of experience in advising both private and institutional clientele in the alternative investment industry. Over the course of his career, Mr. Bornhoft has designed and operated alternative investment portfolios for approximately twenty pension plans, corporations and banking institutions throughout the world. Mr. Bornhoft began managing his first mutual fund on December 31, 2009. He is also a principal of Bornhoft Group Securities Corporation, a registered broker/dealer.

Brian Bell is Director of Research for both the Adviser and The Bornhoft Group. Mr. Bell’s tasks include quantitative analysis, advisor due diligence and daily monitoring and risk management of current accounts. Mr. Bell has been involved in the futures industry since May 1987. Mr. Bell joined The Bornhoft Group in April 2005 and has been listed as a principal of The Bornhoft Group since August 2005. Before joining Equinox Fund Management in 2005, he was a senior software engineer at CQG Inc, from 1987 to 2000, and the founder of Custom Trading Solutions, Inc., a company that developed and marketed technical indicators to customers throughout the world. Mr. Bell has published articles in Technical Analysis of Stocks & Commodities and Working Money Magazine. Mr. Bell earned both his M.S. in Electrical Engineering and his B.S. in Engineering Physics from the University of Colorado. Mr. Bell currently holds a CFTC/NFA Series 3 registration.

Ajay Dravid is the Director of Risk Management for the Adviser and joined the Adviser in 2011. Prior to his current role, Dr. Dravid was a consultant to Solon Capital, LLC in Princeton, NJ and was a member of the Executive Committee of The Frontier Fund. Dr. Dravid has more than 25 years of experience in industry, academia, and financial services. Most recently, he was an Adjunct Professor of Finance at the Fox School of Business, Temple University, and also taught MBA and Executive MBA courses at Columbia University, NYU, and Villanova University.

From 2004 to 2006, Dr. Dravid was President of Saranac Capital Management, a separate entity spun out from Citigroup to manage more than $3 billion in hedge fund assets. From 1996 to 2004, he was a Director and then a Managing Director at Salomon Brothers and Citigroup, where he helped to build and manage the hedge fund business and platforms. He was a Portfolio Co-Manager for the Multi-Strategy Arbitrage funds with more than $1 billion in assets, a quantitative analyst for the Equity Long-Short hedge funds, and the head of the Risk Committee. He was also involved in the structuring and marketing of funds and client service. From 1993 to 1996, Dr. Dravid was a Vice President in the Asset Allocation Research Group of Salomon Brothers.

Between 1988 and 1993, Dr. Dravid was an Assistant Professor of Finance at the Wharton School of the University of Pennsylvania. He has published papers in leading academic journals including Journal of Finance, Journal of Financial Economics, and Journal of Derivatives. Prior to 1988, he worked as a Financial Analyst and Management Accountant for several large manufacturing corporations in India and Dubai. He received a BSc in Physics from the University of Poona (India), an MA in Physics from SUNY at Stony Brook, an MBA in Finance and Marketing from the University of Rochester, and a PhD in Business from Stanford University.

Rufus Rankin is the Product Development Manager for the Adviser and joined the Adviser in 2011. Mr. Rankin works on the conception, development and implementation of new products and distribution strategies for investment products managed by the Adviser. Prior to his current role he performed sales for The Frontier Fund, held roles at SEI Investment Company, Solon Capital, LLC and Morgan Stanley & Co., and previously owned and operated a translation firm. Mr. Rankin holds a Masters in International Studies from North Carolina State University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

In addition to investment advisory fees, the Funds pay other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information ("SAIs") to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

Investment Subsidiary

The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, Fund shareholders will receive 60 days prior notice of such offer or sale.

As with the Fund, the Adviser is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under the terms of the agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the Investment Advisory Agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund and Subsidiary pay the Adviser a fee for its services. The Adviser has contractually agreed to waive the fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to the Fund and the Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser, in managing the Subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund's SAI. The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board of Trustees regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary will be included in the Fund's annual and semi-annual reports. The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of each Subsidiary.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business (a “Business Day”). NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

If available, the Fund’s investments are generally valued based on market quotations. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV. The Fund will regularly value its investments in commodity-linked derivative instruments at fair value. The use of fair valuation in pricing a portfolio holding involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the portfolio holding might actually trade if a reliable market price were readily available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's portfolio holdings.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by the Fund. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every day the Fund is open for business. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary's portfolio investments.

More information about the valuation of the Funds' holdings is provided in the SAI.

HOW TO PURCHASE SHARES

Share Classes

Presently, the Fund offers three classes of shares, Class A, Class C and Class I. Class A and Class C are designed for individual and retail investors, while Class I shares are designed for institutional investors. You will need to decide on a share class to purchase before making your initial investment. You should weigh the impact of all potential costs over the life of your investment. Each share class is available to all investors who meet the investment minimum for the class, as described below.

Class A	Class C	Class I
Initial sales charge of 5.75% or less	No initial sales charge	No initial sales charge
Deferred sales charge may apply [1]	No deferred sales charge	No deferred sales charge
Lower annual expenses than Class C shares due to lower distribution fees; Higher annual expenses than Class I shares	Higher annual expenses than Class A and Class I shares due to higher distribution fees	Lower annual expenses than Class A and Class C shares due to no distribution fee

1

A 1.00% CDSC may apply for investments of $1 million or more of Class A Shares (and therefore no initial sales charge was paid) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the Distributor did not pay a commission to the selling broker-dealer. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

Investment Minimums

Shares representing interests in the Fund are offered continuously for sale by the Distributor. You can purchase Class A shares, Class C shares or Class I shares of the Fund through certain broker-dealers or directly through the transfer agent of the Fund, as discussed below. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares. Listed below are the minimum investment amounts for Class A, Class C and Class I shares. The Fund reserves the right to waive the minimum initial investment requirement for any investor.

Purchase Amounts	Class A	Class C	Class I
Minimum initial investment:	$2,500	$2,500	$1,000,000
Minimum subsequent investment	$500	$500	No Minimum

Share Classes

Class A Shares

Distribution Plan.  The Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.

Front-End Sales Charge.  Class A shares of the Fund are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The minimum initial investment in Class A shares is $2,500 and the minimum subsequent investment is $500. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund, at net asset value with the following front end sales charges ("FESC") based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

The Adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: For sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% CDSC on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" below.

Waiver of Front-End Sales Charge – Class A Shares

The front-end sales charge will be waived on Class A Shares purchased:

•

through reinvestment of dividends and distributions;

•

through an asset allocation account advised by the Adviser or one of its affiliates;

•

by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of Class A Shares");

•

by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

•

by employees, and members of their immediate family, of the Adviser and its affiliates;

•

by employees and retirees of the Fund's administrator or distributor;

•

by Trustees and officers of Northern Lights Fund Trust;

•

by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously held with the Adviser;

•

by participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor;

•

by clients of registered investment advisers that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee;

•

by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

•

through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Fund's distributor or otherwise, do not receive any portion of the front-end sales charge.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charge – Class A Shares

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the Fund's transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent

You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, the Fund will, upon written notification at the time purchase, combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

Purchasers Qualifying for Reductions in Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

•

an individual, his or her spouse, or children residing in the same household;

•

any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

•

a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

Other Groups

•

any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of the Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

Class C Shares

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to the shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class C shares provides for payments of up to 1.00% of the average daily net assets of the Fund’s Class C shares. This fee is broken down into a Rule 12b-1 distribution fee of 0.75% of average daily net assets and a service fee of 0.25% of average daily net assets. The minimum initial investment in the Class C shares is $2,500 and the minimum subsequent investment is $500.

Class I Shares

Sales of the Fund’s Class I shares are not subject to a front-end sales charge, contingent deferred sales charge or a Rule 12b-1 fee. The minimum initial investment in the Class I shares is $1,000,000 and subsequent investments may be made in any amount.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the tables disclosing Shareholder Fees and Annual Fund Operating Expenses and the Expense Example in the Fees and Expenses of the Fund section beginning on page 1 of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

Equinox Commodity Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

1-888-643-3431

Minimum and Additional Investment Amounts

The minimum initial investment to open an account is $2,500 for Class A Shares and Class C Shares and $1,000,000 for Class I Shares and the minimum subsequent investment is $500 for Class A Shares and Class Shares. There is no minimum investment requirement for Class I Shares or when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund and the Adviser reserve the right to waive or reduce the investment minimums under certain circumstances. The Fund may change the investment minimums at any time.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the name of the Fund.  The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC ("GFS"), the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Order is Processed

All shares will be purchased at the NAV, plus any applicable sales charges, per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Funds before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

•

the name of the Fund;

•

the dollar amount of shares to be purchased;

•

a completed purchase application or investment stub; and

•

a check payable to the Fund.

Purchases through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchases by Wire

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-643-3431 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan

You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established Fund account. Please contact the Fund at 1-888-643-3431 for more information about the Fund's Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-888-643-3431 the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption by regular, express or overnight mail to:

Equinox Commodity Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

1-888-643-3431

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts, except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-888-643-3431. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. None of the Fund, GFS, or their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund, GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan

If your individual account, IRA, or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-888-643-3431.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of the Fund's assets. The securities will be chosen by the Fund and valued under the Fund's net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent

Once the Fund receives your redemption request in "good order" (as described below), it will issue a check based on the next determined NAV following your redemption request. Before selling recently purchased shares, please note that if the Fund's transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date. This procedure is intended to protect the Fund and its shareholders from loss.

Good Order

Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds to be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request a redemption to be made payable to a person not on record with the Fund;

•

 you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000; or

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Funds to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary, or other organization. A notary public cannot guaranty signatures.

Where shares are held in the name of an accredited bank, Medallion Signature Guarantee requirements may be waived at the discretion of the Fund.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Brokers

If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Low Balances

For regular accounts, if at any time your account balance falls below $1,000 or there has been no shareholder activity in the account for the past 12 months, the Fund may notify you that, unless the account is brought up to at least $1,000 or you initiate activity in the account within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

Exchanging Shares

At no charge, you may exchange Class A or Class C Shares of the Fund for the same share class of another fund in the Equinox family of funds, which are offered through a separate prospectus or prospectuses, by writing to or calling the funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, refer to "Frequent Purchases and Redemptions of Fund Shares."

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;" and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Early Redemption Fee

The Fund may charge a 1.00% redemption fee on the proceeds (calculated at market value) of a redemption of its shares held for fewer than 30 days from purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed before 30 days exceeds the number of Fund shares that have been held at least 30 days. The redemption fee will not apply in the following circumstances:

•

Redemptions resulting from death or disability

•

Redemptions through an Automatic Transfer Plan

•

Redemptions of shares purchased through an Automatic Investment Plan

•

Redemptions of shares acquired through dividend reinvestment

•

Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the IRC and

•

Redemptions in connection with Exchanges of Shares

Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

DISTRIBUTIONS

Dividends from net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The amount of any distribution will vary and there is no guarantee that the Fund will pay either an income dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution

Choosing a Distribution Option

When you complete your account application, you may choose from three distribution options:

1. You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.

2. You may elect to receive income dividends and capital gains distributions in cash.

3. You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.

If you elect to receive distributions and dividends by check and the post office cannot deliver your check and your proper address cannot be determined, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing by the transfer agent prior to the record date for the distribution for which a change is requested.

MORE INFORMATION ABOUT TAXES

The tax information in this prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Fund intends to qualify annually to be treated as a regulated investment company (“RIC”) under the IRC. As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the IRC. If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

Distributions.  The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Ordinary Income.  Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale of Shares.  It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you; and, generally, will be capital gain , assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Medicare Contribution Tax.  Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains. If applicable,  the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Tax Risks of Investing in the Fund. One of the requirements for favorable tax treatment as a RIC under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. On December 16, 2005, the IRS issued Revenue Ruling 2006-01, which held that income from certain derivative swap securities is not qualifying income; accordingly the Fund’s ability to utilize certain derivative swap securities as part of its investment strategy will be limited to a maximum of 10% of its gross income. This limitation, however, will not protect the Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income. Revenue Ruling 2006-31 clarifies the holding of Revenue Ruling 2006-01 by providing that income from alternative instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. Prior to July 2011, the IRS issued private letter rulings in which it concluded that income from certain commodity index-linked notes is qualifying income and that income derived from subsidiaries similar to the Subsidiary will be qualifying income whether received in the form of current distributions or as undistributed subpart F income. In July 2011, the IRS announced that it would no longer issue private letter rulings regarding whether income from subsidiaries similar to the Subsidiary is qualifying income.   Public statements of IRS officials indicate that the IRS is reviewing its positions underlying these private letter rulings.  It is not known as of the date of this prospectus whether the IRS will resume issuing private letter rulings, issue more broadly applicable guidance or change its position underlying the issuance of such rulings. There is no authority directly addressing some of the issues of law considered in these rulings. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or, if the IRS did so, that a court would not sustain, such contrary positions. If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might cease to qualify as a RIC. A private letter ruling may only be relied upon by the taxpayer to whom it was provided. The Fund does not plan to seek a private letter ruling. Therefore, to the extent the Fund invests directly in commodity-index-linked derivative instruments or in the Subsidiary, the IRS may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC. The Fund and its Adviser plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, IRS guidance, and the advice of counsel.

Backup Withholding.  The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes.  This Prospectus does not discuss the state and local tax consequences of an investment in the Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in the Fund’s SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in the Fund on your tax situation.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution Fees

The Board of Trustees, on behalf of each of the Fund’s Class A shares and Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”) that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The Rule 12b-1 Plan provides for maximum payments of up to 0.25% and 1.00%, of the average daily net assets of Class A shares and Class C shares, respectively. With respect to the fee payable by Class C shares under the Rule 12b-1 Plan, the fee consists of a distribution fee of 0.75% of average daily net assets and a service fee of 0.25% of average daily net assets.

Additional Compensation to Financial Intermediaries

The Fund’s distributor, its Adviser and their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement with the Fund. These payments are over and above Rule 12b-1 fees, sales charges or servicing fees which are disclosed elsewhere in this prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of shares sold. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Fund) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

Householding

To reduce expenses, the Fund will mail only one copy of the Prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-643-3431 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal period January 25, 2011 (commencement of the Fund’s investment operations) through September 30, 2011. The consolidated financial highlights include the accounts of Equinox MNCS Fund Limited, a wholly-owned and controlled subsidiary. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the consolidated financial statements audited by McGladrey & Pullen, LLP, whose report, along with the Fund’s consolidated financial statements, are included in the Fund’s September 30, 2011 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

		Class A	Class C	Class I
		Period Ended	Period Ended	Period Ended
		September 30,	September 30,	September 30,
		2011 (1)	2011 (1)	2011 (1)
Net asset value, beginning of period		$ 10.00	$ 10.00	$ 10.00
Activity from investment operations:
	Net investment loss (2)	(0.02)	(0.06)	(0.01)
	Net realized and unrealized
	gain on investments	0.20	0.24	0.20
Total from investment operations		0.18	0.18	0.19
Net asset value, end of period		$ 10.19	$ 10.18	$ 10.19
Total return (3)(6)		1.90%	1.90%	2.00%
Net assets, at end of period (000's)		$ 3,028	$ 15	$ 9,639
Ratio of gross expenses to average
	net assets (4)(5)(7)	7.78%	6.88%	12.44%
Ratio of net expenses to average
	net assets (5)(7)	1.51%	2.26%	1.26%
Ratio of net investment loss
	to average net assets (5)(8)	(0.14)%	(0.81)%	(0.01)%
Portfolio Turnover Rate (6)		3%	3%	3%

(1)	The Equinox Commodity Strategy Fund commenced operations on January 25, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized.
(6)	Not annualized.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

Equinox Commodity Strategy Fund

Adviser	Equinox Fund Management, LLC 1775 Sherman Street, Suite 2500 Denver, CO 80203	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137

Independent Registered Public Accountant	McGladrey & Pullen, LLP 555 Seventeenth Street Suite 1000 Denver, CO 80202-3910	Legal Counsel	Pepper Hamilton LLP 3000 Two Logan Square 18th & Arch Streets Philadelphia, PA 19103

Custodian	Union Bank, NA 350 California Street, 6th Floor San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137

Additional information about the Fund is included in the Fund's SAI dated February 1, 2012. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

  To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-643-3431 or visit the Fund’s website at http://www.EquinoxFundManagement.com/ECSF Home.aspx. You may also write to:

Equinox Commodity Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

EQUINOX FUNDS TRUST

Equinox Commodity Strategy Fund

Class A Shares:  EQCAX

Class C Shares:  EQCCX

Class I Shares:  EQCIX

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2012

Investment Adviser:

Equinox Fund Management, LLC

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information about the activities and operations of Equinox Funds Trust (the "Trust") and the Equinox Commodity Strategy Fund (the "Fund"), a series of the Trust, and should be read in conjunction with the Fund's current prospectus, dated February 1, 2012, as amended or supplemented from time to time (the "Prospectus").

This SAI has been incorporated by reference in its entirety into the Fund's prospectus. The audited financial statement for the Fund for the fiscal year ended September 30, 2011, included in the annual report to shareholders, is incorporated by reference into this SAI. A copy of the Prospectus and annual reports to shareholders may be obtained without charge, upon request, by calling toll-free 1-888-643-3431 or by visiting the Fund’s website atwww.EquinoxFundManagement.com/ECSF Home.aspx.

TABLE OF CONTENTS

THE TRUST	1
DESCRIPTION OF PERMITTED INVESTMENTS	1
INVESTMENT LIMITATIONS	16
THE ADVISER	18
PORTFOLIO MANAGERS	18
THE DISTRIBUTOR	20
PAYMENTS TO FINANCIAL INTERMEDIARIES	22
THE ADMINISTRATOR	23
THE TRANSFER AGENT	24
THE CUSTODIAN	24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
LEGAL COUNSEL	24
TRUSTEES AND OFFICERS OF THE TRUST	25
PURCHASE, REDEMPTION AND PRICING OF SHARES	30
TAXES	32
BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES	45
PORTFOLIO HOLDINGS DISCLOSURE	47
CAPITAL STOCK AND OTHER SECURITIES	48
ANTI-MONEY LAUNDERING PROGRAM	48
LIMITATION OF TRUSTEES' LIABILITY	49
CODES OF ETHICS	49
CONSOLIDATED FINANCIAL STATEMENTS	49
APPENDIX A – REFERENCE INDEX DESCRIPTION	A-1
APPENDIX B - RATINGS	B-1
APPENDIX C – PROXY VOTING POLICIES AND PROCEDURES	C-1

THE TRUST

The Trust is an open-end management investment company established under Delaware law as a statutory trust, and was organized on June 2, 2010. The Fund is a newly established, separate series of Equinox Funds Trust (the "Trust"), which may offer other mutual fund series in addition to the Fund. The Fund issues Class A shares, Class C shares and Class I shares. The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended ("1940 Act"), meaning it may invest in fewer companies than diversified investment companies. Each share of the Fund represents an equal proportionate interest in the Fund. See "Capital Stock and Other Securities."

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

Wholly-Owned Subsidiary. The Fund may invest  in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in (i) pooled investment vehicles, including those that are not registered under the 1940 Act, (ii) commodity futures, option and swap contracts, (ii) financial futures, option and swap contracts; (iii) fixed income securities, (iv) structured notes; and (v) other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this SAI to the Fund may also include the Subsidiary. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Northern Lights SPC, c/o Maples and Calder, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors consisting of two directors. The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, Fund shareholders will receive 60 days prior notice of such offer or sale.

The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Adviser a management fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in its Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and the Subsidiary. Please refer to the section in this Statement of Additional Information titled "Taxes – Taxation of the Subsidiary" for information about certain tax aspects of the Fund's investment in the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Trust’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The Fund, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “IRC”), is required to derive at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as qualifying income). Direct investments by a RIC in certain commodity-related instruments generally do not, under published Internal Revenue Service (“IRS”) rulings, produce qualifying income. However, the IRS has recently issued private letter rulings to other RICs in which it concluded that income from certain commodity index-linked notes is qualifying income and that income derived from subsidiaries similar to the Subsidiary will be qualifying income whether received in the form of current distributions or as undistributed subpart F income. There is no authority directly addressing some of the issues of the law considered in these rulings. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or, if the IRS did so, that a court would not sustain, such contrary positions. If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might cease to qualify as a RIC. A private letter ruling may only be relied upon by the taxpayer to whom it was provided. The Fund does not plan to seek a private letter ruling. Therefore, to the extent the Fund invests directly in commodity-index-linked derivative instruments or in the Subsidiary, the IRS may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC. The Fund and its Adviser plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, IRS guidance, and the advice of counsel. A more detailed description of the risks and tax consequences associated with the Fund’s investment in the Subsidiary is included in the section entitled “Taxes” below.

The Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus the Fund may not have sufficient cash on hand to make such distribution.

The Trust, on behalf of the Fund, intends to file with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund's operations. Accordingly, the Fund is not expected to be subject to registration or regulation as a commodity pool operator. However, the CFTC pursuant to its authority under the CEA may amend current CFTC rules or adopt new rules which may subject the Fund to regulation as a “commodity pool operator.”

Derivatives.  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to the asset classes and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the 1940 Act requirements, and subject to certain risks.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade — known as "contract markets" — approved for such trading and regulated by the Commodity Futures Trading Commission (“CFTC”). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

•

Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•

Allowing it to expire and losing its entire premium;

•

Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•

Closing it out in the secondary market at its current price.

•

Selling (Writing) Put and Call Options

When the Fund writes a call option, it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option, it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value.  If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

•

The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

•

A call option on the same security or index with the same or lesser exercise price;

•

A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

•

Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

•

In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

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Entering into a short position in the underlying security;

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Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

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Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

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Maintaining the entire exercise price in liquid securities.

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Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

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Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

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Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

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Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

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Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

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Do not require an initial margin deposit.

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May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies. A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that the Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Swaps, Caps, Collars and Floors

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the U.S. Securities and Exchange Commission ("SEC"). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

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Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

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Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

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Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps."  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

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Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices. The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

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current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

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a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

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differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange on which the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

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have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

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have to purchase or sell the instrument underlying the contract;

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not be able to hedge its investments; and

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not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

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an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

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unusual or unforeseen circumstances may interrupt normal operations of an exchange;

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the facilities of the exchange may not be adequate to handle current trading volume;

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equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

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investors may lose interest in a particular derivative or category of derivatives.

Management Risk. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

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actual and anticipated changes in interest rates;

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fiscal and monetary policies; and

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national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Tax Risk. The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC under the IRC, the Fund must invest in assets which produce the types of income specified in the IRC and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund invests in these types of securities and the income is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxes” below for additional information related to these restrictions.

Exchange-Traded Funds (“ETFs”). ETFs are investment companies or grantor trusts whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities, and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Investment Company Shares" below.

Fixed Income Securities.  Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

Investment Company Shares. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund purchases of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Under applicable regulations, unless an exception is available, the Fund's is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange-Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Pursuant to an order issued by the SEC to iShares® Funds and procedures approved by the Board, the Fund may invest in iShares® Funds in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. iShares® is a registered trademark of BlackRock, Inc. ("BR"). Neither BR nor the iShares® Funds makes any representations regarding the advisability of investing in the iShares® Funds.

Money Market Securities.  Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix B – Ratings" to this SAI.

U.S. Government Securities.  Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

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U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

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Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

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U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation, so that in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

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Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

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Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements.  The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Securities Lending.  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser or affiliates unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Illiquid Securities.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (“1933 Act”) or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Short Sales. As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box."  A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

The following investment limitations are in addition to those described in the Prospectus. These investment limitations are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment limitation. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets.

The Fund will not:

1.

Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

2.

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with its investments in other investment companies;

3.

Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. For purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan. In addition, the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, and (iii) participate in an interfund lending program with other registered investment companies;

4.

Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

6.

Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry; except that, to the extent the benchmark for the Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

THE ADVISER

General. Equinox Fund Management, LLC (the “Adviser”), is a Delaware limited liability company, formed in 2003 as a commodity pool operator and registered with the SEC as a registered investment adviser in 2007. The Adviser's principal place of business is located at 1775 Sherman Street, Suite 2500 Denver, CO 80203. The Adviser may be deemed to be controlled by Plimpton Capital, LLC through such entities ownership interest in the Adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of December 31, 2011, the Adviser had approximately $1.5 billion in assets under management.

Advisory Agreement with the Trust.  The Trust and the Adviser have entered into an investment advisory agreement with respect to the Fund (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. After its initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser.  For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1.08% of the Fund’s average daily net assets. The adviser has contractually agreed that from commencement of the Fund’s operations through January 28, 2013, it will reduce its compensation and/or reimburse certain expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions, do not exceed, 1.26% (on an annual basis) of the Fund’s average daily net assets. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. During the fiscal period ended September 30, 2011, the Adviser earned $33,654 in advisory fees, all of which were waived.

PORTFOLIO MANAGERS

This section supplements the information about Richard Bornhoft, Brian Bell, Ajay Dravid and Rufus Rankin, the Fund's portfolio management team, provided in the Prospectus under the heading “Portfolio Managers,” and includes information about other accounts managed, the dollar range of Fund shares owned and compensation., the Fund's portfolio managers, provided in the Prospectus under the heading “Portfolio Managers,” and includes information about other accounts managed, the dollar range of Fund shares owned and compensation.

Compensation.  Mr. Bornhoft is the controlling principal of The Bornhoft Group Corporation, an owner of the Adviser. Mr. Bell is also a principal of The Bornhoft Group Corporation. Mr. Bornhoft and Mr. Bell are compensated through their indirect ownership stake in the Adviser. Mr. Bornhoft, Mr. Bell, Dr. Dravid and Mr. Rankin are each paid a fixed salary and discretionary bonus by the Adviser, which is contingent upon the overall performance of the Adviser and each individual’s contribution to the Adviser’s performance, and is not directly contingent upon the performance of the Fund.

Fund Shares Owned by the Portfolio Managers. None of Mr. Bornhoft, Mr. Bell, Dr. Dravid or Mr. Rankin own shares of the Fund as of the date of this SAI.

Other Accounts.  In addition to the Fund, Mr. Bornhoft, Mr. Bell, Dr. Dravid and Mr. Rankin are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of September 30, 2011.

Richard Bornhoft

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$668 million	N/A	N/A
Other Pooled Investment Vehicles	4	$685 million	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A

Brian Bell

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Other Pooled Investment Vehicles	1	$672 million	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A

Ajay Dravid

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Other Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A

Rufus Rankin

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Other Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A

Conflicts of Interests.  The portfolio managers’ management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts referenced above, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of the Fund's trade, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Proxy Voting Policies. The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix C.

More information.  Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30th will be available (1) without charge, upon request, by calling the Fund at 1-888-643-3431; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-888-643-3431; and will be sent within three business days of receipt of a request, or by visiting the Fund’s website at www.EquinoxFundManagement.com/ECSF Home.aspx.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund. The Distributor receives the portion of the sales charge on all direct initial investments in the Fund and on all investments in accounts with no designed dealer of record. The Distributor retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge. The Distributor will be compensated for distribution services according to the Rule 12b-1 Plan (defined below) regardless of the Distributor’s expenses. If such compensation exceeds the Distributor’s expenses, the Distributor may realize a profit from these arrangements.

Rule 12b-1 Plan and Agreement. The Trust has adopted a distribution plan and related agreement pursuant to Rule 12b-1 under the 1940 Act for the Fund (the "Rule 12b-1 Plan") pursuant to which the Fund is authorized to pay fees to the Distributor for providing distribution and other services to the Fund such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

With respect to Class A shares, the Rule 12b-1 Plan allows for the payment of a distribution fee up to 0.25% of average daily net assets of the Class A shares of a Fund to pay for distribution activities and expenses primarily intended to result in the sale of Class A shares. With respect to Class C shares, the Rule 12b-1 Plan allows for the payment of a distribution and service fee up to 0.75% of average daily net assets of the Class C shares of a Fund to pay for distribution activities and expenses primarily intended to result in the sale of Class C shares and a shareholder servicing fee of 0.25% of average daily net assets for personal services and/or the maintenance of shareholder accounts of shareholders of Class C shares.

Under the Rule 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by a Fund of the distribution of its Class A Shares and Class C Shares, such payments are authorized. A Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

For the fiscal period January 25, 2011 (commencement of the Fund’s investment operations) through September 30, 2011 the Fund paid $1,600 in distribution related fees pursuant to the Plan. For the fiscal period indicated below, the Fund incurred the following allocated distribution expenses:

Actual 12b-1 Expenditures Paid by the Fund

During the Fiscal Period Ended September 30, 2011*

Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$1,208
Payment to dealers	$392
Compensation to sales personnel	None
Other	None
Total	$1,600
* Commencement of Operations began on January 25, 2011.

Dealer Reallowances. Class A Shares of the Fund are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

The Adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: For sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE ADMINISTRATOR

The Administrator for the Fund is Gemini Fund Services, LLC, ("GFS"), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to a Fund Services Agreement with the Trust, GFS provides administrative services to the Fund, subject to the supervision of the Board. GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement was initially approved by the Board at a meeting held on December 20, 2010. The Agreement shall remain in effect for two years from the effective date of the Fund, and subject to annual approval of the Board for one-year periods thereafter. The Fund Services Agreement is terminable at the end of the initial term or subsequent renewal period by the Board or GFS on ninety days' written notice. The Fund Services Agreement provides that, in the absence of GFS’ lack of good faith, negligence, willful misconduct or reckless disregard of its duties with respect to GFS’s performance under or in connection with this Agreement, GFS shall be without liability for any action taken or omitted pursuant to this Agreement.

Under the Fund Services Agreement, the GFS provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the IRC and the Prospectus.

For the services rendered to the Fund by GFS, the Fund pays GFS a fund administration fee equal to 0.10% on the Fund’s average daily net assets of up to $100 million, 0.06% on the next $150 million of net assets and 0.05% on net assets greater than $250 million. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended September 30, 2011, the Fund paid $30,599 for administrative fees.

FUND ACCOUNTING

GFS pursuant to the Fund Services Agreement, provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Services Agreement, the Fund pays GFS, an annual fee of $24,000, plus 0.02% on the Fund’s net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended September 30, 2011, the Fund paid $27,526 for fund accounting fees.

TRANSFER AGENT

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. For the transfer, dividend disbursing, and shareholder servicing agent services rendered to the Fund, the Fund pays GFS an annual fee equal to $14 per open account and $2 per closed account, subject to a minimum annual fee of $15,000. The Fund also pays GFS for certain activity based fees and any out-of-pocket expenses. For the fiscal period ended September 30, 2011, the Fund paid $37,242 for transfer agency fees.

THE CUSTODIAN

Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104, acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey & Pullen, LLP, located at 555 Seventeenth Street, Suite 1000, Denver, Colorado 80202, serves as independent registered public accounting firm for the Fund. McGladrey & Pullen, LLP performs annual audits of the Fund's consolidated financial statements and provides other audit, tax and related services for the Fund.

LEGAL COUNSEL

Pepper Hamilton LLP, 3000 Two Logan Square 18th & Arch Streets, Philadelphia, PA 19103-2799 serves as the Trust's legal counsel.

COMPLIANCE SERVICES

Northern Lights Compliance Services, LLC ("NLCS"), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS.

TRUSTEES AND OFFICERS OF THE TRUST

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, or Northern Lights Distributors, LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Name, Address and Age	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last 5 Years
		Independent Trustees
DAVID P. DEMUTH Date of Birth: 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC from May 2004 to present.	13	None
KEVIN R. GREEN Date of Birth: 7/1954	Trustee Since December 2010	Founding Managing Director, TripleTree, LLC (investment banking consulting firm) from 1997 to present.	13	Director of BlueCross BlueShield of Minnesota (healthcare services).
JAY MOORIN Date of Birth: 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC from September 1998 to present.	13	Director of Novacea Inc. (pharmaceutical company; now Transcept Pharmaceuticals, Inc.) from May 2006 to October 2008.
		Interested Trustee
ROBERT J. ENCK Date of Birth: 9/1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Fund Management, LLC from March 2007 to present; and Sr. Managing Director, The Hermes Group, LLC from July 2004 to March 2007.	13	Executive Committee Member of The Frontier Fund (commodity pool).
		Executive Officers
VANCE J. SANDERS Date of Birth: 3/1967	Treasurer and Principal Financial Officer Since December 2010	Controller and Chief Technology Officer, Equinox Fund Management (since 2008); Consultant, Ajilon Consulting (2007); Senior Manager/Consultant, K-Financial (2005 – 2007).	n/a	n/a
Name, Address and Age	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last 5 Years
PHILIP LIU Date of Birth: 3/1973	Secretary Since December 2010

General Counsel, Equinox Fund Management, LLC (since 2009); Sr. Vice President, HSBC Bank USA, N.A. from (2007 – 2009); Attorney-at-Law, Cadwalader LLP from (2006 – 2007); Attorney-at-Law, Shearman & Sterling LLP (2001 - 2006).

			n/a	n/a
KEVIN E. WOLF Date of Birth: 11/1969	Assistant Treasurer Since December 2010	Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004).	n/a	n/a
JAMES P. ASH Date of Birth: 9/1976	Assistant Secretary Since December 2010	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	n/a	n/a
EMILE R. MOLINEAUX Date of Birth: 9/1962	Chief Compliance Officer and Anti-Money Laundering Officer Since December 2010	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003).	n/a	n/a

* Each Trustee and Officer shall serve until death, resignation or removal.

** The term "Fund Complex" refers to the Equinox Funds Trust.

*** Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

Leadership Structure and Responsibilities of the Board and Its Committees.

Under Delaware law, the Trust’s Board of Trustees is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board also elects the Trust’s officers who conduct the daily business of the Fund.

Currently the Board is comprised of four individuals, one of whom is considered an “interested person” of the Trust as defined by the 1940 Act. The remaining Trustees are Independent Trustees.

The Board has adopted a Statement of Policy on the Qualifications for Selection as Chairman of the Board that sets forth the following required skills of a Chairman in addition to the basic qualifications for all members of the Board: (i) the ability to exercise leadership among the Trustees; (iii) the ability to chair Board meetings in an evenhanded and open manner; (iv) the ability to communicate effectively with the Fund’s shareholders, service providers, regulatory agencies, the press and other relevant parties; (v) the ability to represent the Fund’s interests effectively in all dealings with the Fund’s adviser and other service providers; and (vi) the ability to evaluate and prioritize issues for consideration by the Board. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management.

Mr. Enck, an “interested person” (as such term is defined in the 1940 Act) currently serves as the Chairman of the Board. The Trustees have determined that Mr. Enck satisfies the principles set forth in the statement of policy and that Mr. Enck’s service as Chairman is appropriate and benefits shareholders due to his personal and professional stake in the quality of services provided to the Fund. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman. Nonetheless, as currently composed, the Independent Trustees constitute a substantial majority of the Board.

Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. Based on a review of the Board and its function, the Trustees have determined that the leadership structure of the Board is appropriate and that the Board’s role in the risk oversight of the Trust, a discussed below, allows the Board to effectively administer its oversight function. Currently, the Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of Messrs. DeMuth, Green and Moorin, each an Independent Trustee. Mr. DeMuth serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to: (1) approve in advance the appointment, compensation and oversight of the Trust’s independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm’s certifications; and (4) review with such independent registered public accounting firm the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the past fiscal period, the Audit Committee met twice.

The Nominating and Governance Committee is comprised of Messrs. DeMuth, Green and Moorin, each an Independent Trustee. Pursuant to its charter, the Nominating and Governance Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of trustees; and identifying qualified candidates to serve as Trustee candidates. Since the formation of the Trust and as of the date of this SAI, there have been no meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: Equinox Funds Trust, 4020 S. 147th Street, Omaha, NE 68137. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient period of time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

Trustee Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Mr. David P. DeMuth, CPA/MBA, is a Co-Founder of CFO Consulting Partners LLC, a consulting firm that provides interim CFO services to public and private companies. Mr. DeMuth has held senior financial positions with companies in a wide range of industries, including real estate development, financial services, specialty chemicals, global manufacturing/distribution, graphic arts and consumer products. Mr. DeMuth also has held positions with KPMG, LLP and other auditing firms.

Mr. Kevin R. Green, MBA, is the Founding Managing Director of TripleTree, LLC, an investment bank providing merger and acquisition, principal investing and strategic advisory services. Prior to co-founding TripleTree, Mr. Green held several senior executive roles at private and public companies within the healthcare and technology industries.

Mr. Jay Moorin is a founding General Partner at ProQuest Management, LLC. He is a healthcare executive with senior management experience in biotech, investment banking and pharmaceutical industry. Prior to founding ProQuest, Mr. Moorin served as CEO of Magainin Pharmaceuticals. Previously, he was Managing Director of Health Care Banking at Bear, Stearns & Co. Mr. Moorin has also held various positions in strategy and general management at E.R. Squibb & Sons Pharmaceuticals. He has served on the Board of Directors of ACMI, Aires Pharmaceuticals, Epic Therapeutics, Gloucester Pharmaceuticals, Guava Technologies, Mersana Therapeutics, MethylGene, Novacea (now Transcept Pharmaceuticals, Inc.) and Pharmion. Currently, Mr. Moorin serves on the Board of Directors of Acurian, Eagle Pharmaceutical, and Predictive Biosciences. He is also an observer on the Board for Clovis Oncology. Mr. Moorin holds the position of Adjunct Senior Fellow of the Leonard Davis Institute of Health Economics at the University of Pennsylvania. He received a B.A. in economics with distinction from the University of Michigan.

Mr. Robert J. Enck, MBA, is the President and Chief Executive Officer of the Adviser. Before joining the Adviser, Mr. Enck held senior management positions at companies within the merchant banking and pharmaceutical services industries.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board performs a risk oversight function for the Fund consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers.

Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive an annual retainer of $20,000 (payable quarterly), as well as reimbursement for any reasonable expenses incurred attending the meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.  The table below details the amount of compensation received by Trustees from the Trust from January 25, 2011 (commencement of operations) to September 30, 2011, the Fund’s fiscal year end. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Estimated Aggregate Compensation From Trust	Estimated Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation From Fund Complex** Paid to Trustees
David P. DeMuth	$15,000	None	None	$15,000
Robert J. Enck*	None	None	None	None
Kevin R. Green	$15,000	None	None	$15,000
Jay Moorin	$15,000	None	None	$15,000

_______________

* Interested Trustee by virtue of his position with the Trust's investment adviser.

** The term "Fund Complex" refers to the Equinox Funds Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of the date of this SAI.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David P. DeMuth	None	None
Robert J. Enck*	None	None
Kevin R. Green	None	None
Jay Moorin	None	None

_______________

* Interested Trustee by virtue of his position with the Trust's investment adviser.

Management Ownership

As of January 5, 2012, the Trustees or officers of the Trust as a group owned less than 1% of any class of outstanding shares of the Fund.

Control Persons and Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

As of January 5, 2012, other than the Adviser and its affiliates, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Class	Percentage of Fund
Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104-4122	A	82.84%
Jerome Fickas, 9785 Towne Centre Drive, San Diego CA 92121-1968	C	9.54%
David Rossing, 9785 Towne Centre Drive, San Diego CA 92121-1968	C	37.62%
Allen Johnson, 9785 Towne Centre Drive, San Diego, CA 92121-1968	C	10.16%
Scott Levine, 9785 Towne Centre Drive, San Diego, CA 92121-1968	C	8.69%
Michael G. Herschler, 501 North Broadway, St. Louis, MO 63102	C	12.89%
John L. Boeing, 501 North Broadway, St. Louis, MO 63102	C	7.26%
Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104-4122	I	44.31%
Ameritrade Inc., P.O. Box 2226 Omaha, NE 68103-2226	I	21.61%

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How Shares are Priced." The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The NAV of the Fund is calculated by dividing the market value of the Fund's securities, including the market value of the Subsidiary's securities, plus the value of the Fund's other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available for any security in the Fund's or a Subsidiary's portfolio, the security will be valued at fair value by the Adviser using methods established or ratified by the Board.

Options on securities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and options on futures contracts are valued at the last trade price prior to the end of the Fund's pricing cycle.

The Fund will regularly value its investments in structured notes at fair value and other investments at market prices.

OTC securities, if any, held by the Fund shall be valued at the NASDAQ Official Closing Price ("NOCP") on the valuation date or, if no NOCP is reported, the last reported bid price is used, and quotations shall be taken from the market/exchange where the security is primarily traded. Securities listed on the Nasdaq Global Select Market and Nasdaq Global Market shall be valued at the NOCP; which may differ from the last sales price reported. The portfolio securities of the Fund that are listed on national exchanges, if any,  are taken at the last sales price of such securities on such exchange; if no sales price is reported, the last reported bid price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the rate at which local currencies can be sold to buy U.S. Dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Adviser based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

The value of domestic equity index and credit default swap agreements entered into by the Funds is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap's market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of foreign equity index and currency index swap agreements entered into by the Fund are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE, usually 4:00 p.m., Eastern Time. In the event that no order is filled at 4:00 p.m., Eastern Time, the Fund values the swap based on a quote provided by a dealer in accordance with the fund's pricing procedures. The swap's market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Fund and has delegated responsibility for fair value determinations to the Fair Valuation Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund is valued at a fair value.

The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares. Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares. The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

The Trust reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of the Fund's assets. The securities will be chosen by the Fund and valued under the Fund's net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. Therefore, this summary may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to insurance companies, tax exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Fund has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to the shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund.  Shareholders are urged and advised to consult their own tax advisers with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder shares and to possible effects of changes in federal or other tax laws.

GENERAL.  For federal tax purposes, the Fund is treated as a separate corporation. The Fund has elected, and intends to continue to qualify for, taxation as a RIC under the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents and other regulatory restrictions, through borrowing the amounts required.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i), the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax exempt interest, if any, net of certain expenses allocable thereto (“net exempt interest”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, such regulations have not been issued.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax exempt interest. The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which the Fund will be able to engage in derivative transactions. As described in the Prospectus, the Fund seeks to provide investment results that correspond to the SGI Smart Market Neutral Commodity Index through investments directly or indirectly, through the Subsidiary, in commodity-linked derivative instruments. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, the Fund’s ability to invest in commodity related derivatives is limited to a maximum of 10 % of its gross income. This limitation, however, will not protect the Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income. In Revenue Ruling 2006-31, the IRS stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, the Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement. The Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

The Fund intends to invest in the Subsidiary. As described below, the Subsidiary will be classified as a controlled foreign corporation, or CFC, for federal income tax purposes. As a result, the Fund will be required to include in its gross income for federal income tax purposes all or a significant portion of the income of the Subsidiary, referred to as subpart F income, whether or not the Subsidiary makes a distribution to the Fund. Distributions by the Subsidiary to the Fund will not be taxable to the Fund to the extent that the Fund has previously recognized subpart F income. This subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

The IRS has recently issued private letter rulings in which it concluded that income from certain commodity index-linked notes is qualifying income and that income derived from subsidiaries similar to the Subsidiary will be qualifying income whether received in the form of current distributions or as undistributed subpart F income. There is no authority directly addressing some of the issues of the law considered in these rulings. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or, if the IRS did so, that a court would not sustain, such contrary positions. If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might cease to qualify as a RIC. A private letter ruling may only be relied upon by the taxpayer to whom it was provided. The Fund does not plan to seek a private letter ruling. Therefore, to the extent the Fund invests directly in commodity-index-linked derivative instruments or in the Subsidiary, the IRS may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC. The Fund and its Adviser plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, IRS guidance, and the advice of counsel.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the IRC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS.  For losses arising from tax years beginning before December 22, 2010, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and the Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For capital losses realized with respect to tax years of the Fund beginning after December 22, 2010, the Fund may carry capital losses forward indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s net taxable year. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. The Fund cannot carry back or carry forward any net operating losses.

TAXATION OF THE SUBSIDIARY.  Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under IRC Section 864(b)(2) pursuant to which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. The 30% tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.”  The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person as defined by the IRC. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest. It is not expected that the Subsidiary will derive income subject to such withholding tax.

As described above, the Subsidiary will be treated as a CFC. The Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.”  “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to a shareholder of the Fund if such shareholder is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10% or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year. Whether a shareholder of the Fund is a “U.S. Shareholder” with respect to the Subsidiary depends on an application of the constructive ownership rules of the IRC. You are urged and advised to consult your own tax advisor with respect to whether you are a U.S. Shareholder.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT.  The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on  such securities during the year.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required to be distributed. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which the Fund has made a “mixed-straddle election,” will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by the Fund.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to the Fund’s shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the Fund wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that the Fund may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment the status of the Fund as a RIC might be adversely affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the IRC in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, the Fund will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. The Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by the Fund within 30 days before or 30 days after the sale.

SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” and “Wash Sales” rules discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES.  The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by the Fund or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION.  Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of the foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITs.  The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, and other tax-exempt entities. See “Tax-Exempt Shareholders.”

DISTRIBUTIONS. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of the Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such noncorporate shareholders in taxable years beginning before January 1, 2013. A distribution from the Fund will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income, including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisers for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of the Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

SALES, EXCHANGES OR REDEMPTIONS.  Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges the Fund’s shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of the Fund’s shares.

BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding,” or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisers as to the state and local tax rules affecting investments in the Fund.

NON-U.S. SHAREHOLDERS.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, capital gains dividends, and, with respect to taxable years beginning before January 1, 2012, short-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (“USRPIs”), as described below.

For taxable years beginning before January 1, 2012, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by the Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders. To qualify as an interest-related dividend the Fund must furnish a statement to shareholders in which it designates a distribution as such.

Distributions of the Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged and advised to consult their tax advisers as to the tax consequences of an investment in the Fund.

After December 31, 2012, recently enacted rules will require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain U.S.-source payments, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends (“Withholding Payments”) made after December 31, 2012. The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Pursuant to that guidance, it is possible that distributions and redemption payments made by the Fund after December 31, 2012 to a shareholder will be Withholding Payments and therefore subject to the new 30% withholding requirement Withholding Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding unless such shareholder enters into an agreement with the IRS. Withholding Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund, with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediaries regarding the application of the new reporting and withholding regime to their investments in the Fund. The scope of these requirements remains unclear and potentially subject to material changes resulting from any future guidance. Shareholders are urged and advised to consult with their own tax advisor regarding the application of this new reporting and withholding regime to their own situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS. A tax exempt shareholder could realize UBTI by virtue of its investment in the Fund as a result of the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS.  Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisers with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or the Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund. For the fiscal period ended September 30, 2011, the Fund paid brokerage commissions of $1,619.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates.  The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."  The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Portfolio Turnover. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover rate involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. Since the Fund’s inception from January 25, 2011 through the fiscal period ended September 30, 2011, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. The Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders. In addition, the Fund will disclose its portfolio holdings in reports filed with the Securities and Exchange Commission ("SEC") on Forms N-CSR and N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make its holdings available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

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Union Bank, N. A.  Union Bank is the custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

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McGladrey & Pullen, LLP.  McGladrey & Pullen, LLP is the Fund's registered independent public accounting firm; therefore, its personnel have access to the Fund's portfolio holdings in connection with auditing of the Fund's annual consolidated financial statements and providing assistance and consultation in connection with SEC filings.

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Counsel. Pepper Hamilton, LLP is counsel to the Fund; therefore its personnel have access to each Fund's portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Trust's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Trust's Chief Compliance Officer will report periodically to the Board with respect to compliance with the portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of the Fund: Class A Shares, Class C and Class I Shares. The shares of each Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class A shares and Class C shares bear distribution and/or service fees and have exclusive voting rights with respect to their respective Rule 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the Class A Shares and Class C Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.

The Trust does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's Secretary serves as its Anti-Money Laundering compliance officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal period ended September 30, 2011. You can obtain a copy of the Annual Report without charge by calling the Fund at 1-888-643-3431.

APPENDIX A – REFERENCE INDEX DESCRIPTION

The SGI Smart Market Neutral Commodity Index (Bloomberg Ticker: SGICVMX <Index>) (the “Reference Index”), the SGI Market Neutral Commodity Index (USD – Excess Return) (Bloomberg Ticker: SGICLMX <Index>) (the “Underlying Index”), the SGI Energy Semi Dynamic Index (USD- Excess Return), the SGI Agriculture and Livestock Static Index (USD- Excess Return) and the SGI Industrial Metals Semi Dynamic Index (USD- Excess Return) were developed by, and are the exclusive property of, Société Générale. Société Générale has contracted with Standard & Poor’s Financial Services LLC (“S&P” or the “Index Calculation Agent”) to maintain and calculate such indices. Such maintenance and calculation is the sole responsibility of the Index Calculation Agent, except that in the event of certain disruption or other extraordinary events, the Index Calculation Agent is required to consult with Société Générale. In the case of such extraordinary events, the Index Calculation Agent has the authority to change the method of calculating such indices. The Index Calculation Agent is under no obligation to continue to publish, and may discontinue or suspend the publication of the Reference Index at any time. Neither Société Générale nor any of its affiliates makes any representation to you as to the performance of any of the indices described herein.

General

The Reference Index is based on a proprietary model developed by Société Générale. Through the Underlying Index, the Reference Index follows a long/short, market-neutral investment strategy which tracks a deemed long position and a deemed short position in various commodity indices. As described in more detail below, the level of the Reference Index increases or decreases based on the performance of these deemed investments and the relationship between a specific target volatility and the volatility of the aggregate value of these deemed investments. In general, the strategy underlying the Reference Index seeks to take advantage of potential inefficiencies in the rolling mechanism used by the commodity indices in which the Underlying Index takes a short position, while at the same time stabilizing the potential returns by attempting to control the volatility of the Reference Index near to a 6% volatility target.

Overview

The performance of the Reference Index is based on the performance of the Underlying Index. The Underlying Index is comprised of six commodity indices. The Underlying Index takes a long position in three indices:

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the SGI Energy Semi Dynamic Index (USD–Excess Return);

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the SGI Agriculture and Livestock Static Index (USD–Excess Return); and

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the SGI Industrial Metals Semi Dynamic Index (USD–Excess Return) (each, a “Component Index (Long)”).

The Underlying Index takes a short position in three other indices:

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the S&P GSCI Energy Index Excess Return;

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the S&P GSCI Agricultural & LiveStock Index Excess Return; and

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the S&P GSCI Industrial Metals Index Excess Return (each, a “Component Index (Short)” together with the Component Indices (Long), the “Component Indices”).

The energy, agriculture and livestock, and industrial metals Component Indices respectively comprise 60%, 30% and 10% of the Underlying Index; relative weights of each of these categories are reset on a semi-annual basis. The Underlying Index and the Component Indices are each “Components” of the Reference Index.

The strategy reflected in the Underlying Index is designed to take advantage of potential inefficiencies in the “rolling” mechanism used by the Component Indices (Short). Unlike equities, which typically entitle the holder to a continuing stake in a corporation, commodity futures contracts normally specify a certain date for delivery of the underlying commodity. In order for an index to continuously track the performance of a commodity, it is required to replace existing contracts, which will ultimately expire, with different contracts. In many standard commodity indices, such as the Component Indices (Short), existing contracts are “rolled” into the next available expiring contract. For example, a contract purchased and held in August may specify an October expiration. As time passes, in order to maintain the continuity of the index, the Component Indices (Short) would replace that contract with a contract for the next available delivery date (November for example, if such commodities traded based on contracts expiring monthly). In other words, the Component Indices (Short) always “roll” into the “next nearby contract (to expire).”  This rolling methodology is referred to as “static” because the next contract into which an existing contract is “rolled” is determined according to a set schedule.

This mechanism may impact the performance of the index. When one contract is “rolled” into another (in other words, the held contract is deemed sold, and the deemed proceeds are used to “purchase” the next contract), it may generate a hypothetical “profit” or “loss” (a “roll yield”) which may have a positive or negative impact on the level of the index. A positive roll yield would increase the level of the index, while a negative roll yield would reduce the level of the index. The Component Indices (Long) use several rolling mechanisms, “dynamic,” “seasonal” and “static 2-month forward,” which aim at improving this roll yield.

Under the “dynamic” rolling methodology applied by certain of the Component Indices (Long) to certain of the underlying commodities, an algorithm is used which reviews a number of contracts with future delivery dates (including the next nearby contract, as well as a number of later delivery contracts), and attempts to determine the contract with the greatest roll yield or the least amount of negative roll yield. The “seasonal” rolling methodology is applied by certain of the Component Indices (Long) to certain of the underlying commodities, particularly those whose futures curves have historically exhibited seasonality, i.e., for certain periods of times during each year there has historically been an imbedded higher price due to high demand, as in the case of winter months for heating oil, or an imbedded lower price due to excess supply, as in the case of autumn months for corn. This rolling methodology is “static,” in that it rolls according to a predetermined schedule, however, contracts are rolled on a seasonal basis instead of nearby to nearby (as in the case of the Component Indices (Short)). All other commodities in the Component Indices (Long) that do not use either a “dynamic” or “seasonal” rolling mechanism, will use a “static 2-month forward” roll. The “static 2-month forward” roll will determine what contract the corresponding Component Index (Short) will deem to purchase in two months, and will roll into that contract. This methodology is used in each Component Index (Long) for commodities whose nearest contracts have historically tended to generate a lower roll yield than later contracts and when a commodity in a Component Index (Short) is added by the S&P GSCI Index Calculation Agent (as defined herein) in accordance with the related index rules.

The commodities that are tracked by each of the Component Indices (Long) and the Component Indices (Short) are identical. The Underlying Index is a “long/short” index, meaning it benefits from an increase in the levels of the Component Indices (Long) (and is negatively impacted by decreases in these indices), and benefits from a decrease in the levels of the Component Indices (Short) (and is negatively impacted by increases in these indices). This creates a “market neutral” exposure because the Underlying Index would not necessarily be affected by increases or decreases in the prices of the underlying commodities themselves. The Underlying Index would benefit if the “roll yield” mechanisms of the Component Indices (Long) outperform the roll yield achieved by the Component Indices (Short), even if the underlying commodities contracts decrease in value. Conversely, the Underlying Index would be negatively impacted if such “roll yield” mechanisms for the Component Indices (Long) are unsuccessful relative to the Component Indices (Short), even if the underlying commodities contracts increase in value. In addition, as the Component Indices (Long) and Component Indices (Short) track the performance of the same commodities, but via commodity futures with different expirations, the Underlying Index will also be impacted by the spread in value between these different futures contracts.

The Reference Index is constructed so that the exposure of the Reference Index to the Underlying Index varies depending on the historical volatility of the Underlying Index. “Volatility” generally refers to the size and frequency of changes in the value of an asset. As described below, when the historical volatility of the Underlying Index increases, the deemed exposure of the Reference Index to the Underlying Index decreases (subject to a minimum of 0% of the level of the Reference Index), and when the volatility of the Underlying Index decreases, the deemed exposure of the Reference Index to the Underlying Index increases (subject to a maximum of 200% of the level of the Reference Index).

The Index Calculation Agent began publishing the Reference Index on Bloomberg Professional® Service (“Bloomberg”) on July 23, 2009. The base level of the Reference Index was set at 100 as of December 31, 2008. The Reference Index, the Underlying Index and the Component Indices (Long) were developed by, and are the exclusive property of, Société Générale. The Component Indices (Short) are owned, calculated and published by S&P. Société Générale has contracted with the Index Calculation Agent to maintain and calculate the Reference Index, the Underlying Index and the Component Indices (Long). Although this maintenance and calculation is the sole responsibility of the Index Calculation Agent, the Index Calculation Agent is required to consult with Société Générale in the event of certain disruptions or extraordinary events, as described below.

Composition of the Reference Index

SGI Smart Market Neutral Commodity Index (USD – Excess Return) (Reference Index)

SGI Market Neutral Commodity Index (USD – Excess Return) (Underlying Index)

SGI Energy Semi Dynamic Index (USD–Excess Return) (Long)	minus	S&P GSCI Energy Index Excess Return (Short)

SGI Agriculture and Livestock Static Index (USD–Excess Return) (Long)	minus	S&P GSCI Agricultural and Livestock Index Excess Return (Short)

SGI Industrial Metals Semi Dynamic Index (USD–Excess Return) (Long)	minus	S&P GSCI Industrial Metals Index Excess Return (Short)

Computation of the Closing Level of the Reference Index

The Index Calculation Agent calculates and publishes the closing level of the Reference Index on every Calculation Date (as defined below) at 6:30 p.m. (New York time) (the “Valuation Time”), subject to the occurrence or existence of an Index Disruption Event or other extraordinary event (as defined and described below). The Closing Level of the Reference Index for a Calculation Date will be equal to (i) the Closing Level of the Reference Index as of the previous Calculation Date multiplied by (ii) a number equal to (x) one plus the Exposure (as defined below) of the Reference Index as of the previous Calculation Date multiplied by (y) the closing level of the Underlying Index as of such Calculation Date divided by the closing level of the Underlying Index as of the previous Calculation Date minus (z) one. A “Calculation Date” is any Scheduled Calculation Day on which no Index Disruption Event exists. A “Scheduled Calculation Day” is any day on which S&P, as sponsor of the Underlying Index (in that capacity, the “Underlying Index Calculation Agent”) is scheduled to compute and publish the level of the Underlying Index.

As discussed above, the Closing Level for each Calculation Date is based on the exposure of the Reference Index to the Underlying Index as of the previous Calculation Date. The exposure of the Reference Index to the Underlying Index as of a Calculation Date (the “Exposure”) is equal to (expressed as a percentage):

(i)

the target volatility of 6% (the “Target Volatility”) divided by

(ii)

the greatest Historical Volatility measured in respect of each of the 10 Calculation Dates immediately preceding and including the second Calculation Date immediately preceding that Calculation Date (the “Control Volatility”).

“Historical Volatility” as of any Calculation Date means the historical volatility of the Underlying Index determined over the 21 Calculation Dates immediately preceding and including that Calculation Date (the “Observation Period”), on an annualized basis. In order to determine the Historical Volatility, the Index Calculation Agent will observe the 20 changes in the level of the Underlying Index from one Calculation Date to the next Calculation Date during the Observation Period. As such, Historical Volatility is a measure of the size and frequency of the changes in the level of the Underlying Index over the Observation Period. The Exposure cannot be greater than 200% or less than 0%.

If the Control Volatility as of a Calculation Date is greater than the Target Volatility, then the Exposure of the Reference Index to the Underlying Index will be less than 100%. Any percentage increase or decrease in the closing level of the Underlying Index will result in an increase or decrease in the Closing Level of the Reference Index by an amount equal to the Exposure percentage of such increase or decrease. Therefore, if the Control Volatility as of a Calculation Date is greater than the Target Volatility, each 1% increase or decrease in the closing level of the Underlying Index will cause an increase or decrease in the Closing Level of the Reference Index that is less than 1%.

If the Control Volatility as of a Calculation Date is equal to the Target Volatility, then the Exposure of the Reference Index to the Underlying Index will be 100%, and any percentage increase or decrease in the closing level of the Underlying Index will have a corresponding percentage increase or decrease in the Closing Level of the Reference Index. Therefore, if the Control Volatility as of a Calculation Date is equal to the Target Volatility, each 1% increase or decrease in the Underlying Index level will cause a 1% increase or decrease in the Closing Level of the Reference Index.

If the Control Volatility as of a Calculation Date is less than the Target Volatility, then the Exposure of the Reference Index to the Underlying Index will be greater than 100% (subject to a maximum Exposure of 200%). Any percentage increase or decrease in the closing level of the Underlying Index will result in an increase or decrease in the Closing Level of the Reference Index by an amount equal to the Exposure percentage of such increase or decrease. Therefore, if the Control Volatility of the Underlying Index as of a Calculation Date is less than the Target Volatility, each 1% increase or decrease in the Underlying Index level will cause an increase or decrease in the Closing Level of the Reference Index that is more than 1%.

The Underlying Index

The Underlying Index tracks the performance of a systematic long/short strategy, where the long position is made up of two semi-dynamic and one static excess return commodity indices (the Component Indices (Long)), and the short position is made up of three standard static excess return commodity indices (the Component Indices (Short)).

Both the Component Indices (Long) and the Component Indices (Short) track the same three categories of commodities, namely energy, agriculture and livestock, and industrial metals but differ in the rolling methodology and timing. The Component Indices (Long) apply a combination of dynamic rolling, static 2-month forward rolling and seasonal rolling methodologies. The Component Indices (Short) apply a static rolling methodology, where the next contract into which the index rolls is always the next nearby contract to expire. In addition, the Component Indices (Long) roll from the 1st to the 5th business day of the month, while the Component Indices (Short) roll monthly from the 5th to the 9th business day.

The closing level of the Underlying Index (the “Underlying Index Level”) will be calculated and published by the Index Calculation Agent on every Underlying Index Scheduled Calculation Day at 6:30 p.m. (New York time), subject to the occurrence or existence of an Index Disruption Event or other extraordinary events discussed below. An “Underlying Index Scheduled Calculation Day” is any day other than a Saturday or Sunday on which each of the Component Indices is scheduled to be computed and published. The closing level of the Underlying Index as of each Underlying Index Scheduled Calculation Day will be determined based on the performance of the Component Indices (Long) and the Component Indices (Short) measured as of such Underlying Index Scheduled Calculation Day relative to the closing levels of the Component Indices (Long) and the Component Indices (Short), respectively, as of the prior Underlying Index Rebalancing Date. “Underlying Index Rebalancing Dates” occur semi-annually on the last Underlying Index Scheduled Calculation Day of June and December, subject to the occurrence or existence of an Index Disruption Event or other extraordinary events discussed below. On each Underlying Index Rebalancing Date, the Index Calculation Agent will reset the relative weights of each of the categories of commodities that are tracked by the Component Indices.

Expressed as a formula, the Underlying Index Level as of each Underlying Index Scheduled Calculation Day will equal: (i) the Underlying Index Level as of the previous Underlying Index Rebalancing Date multiplied by (ii) the sum of (A) 1 and (B) the product of (1) 0.6 and (2) (x) the closing level of the SGI Energy Semi Dynamic Index (USD-Excess Return) as of such Underlying Index Scheduled Calculation Day divided by the closing level of that index as of the previous Underlying Index Rebalancing Date minus (y) the closing level of the S&P GSCI Energy Index Excess Return as of such Underlying Index Scheduled Calculation Day divided by the closing level of that index as of the previous Underlying Index Rebalancing Date and (C) the product of (1) 0.3 and (2) (x) the closing level of the SGI Agriculture and Livestock Static Index (USD-Excess Return) as of that Underlying Index Scheduled Calculation Day divided by the closing level of that index as of the previous Underlying Index Rebalancing Date minus (y) the closing level of the S&P GSCI Agricultural & LiveStock Index Excess Return as of that Underlying Index Scheduled Calculation Day divided by the closing level of that index as of the previous Underlying Index Rebalancing Date and (D) the product of (1) 0.1 and (2) (x) the closing level of the SGI Industrial Metals Semi Dynamic Index (USD-Excess Return) as of that Underlying Index Scheduled Calculation Day divided by the closing level of that index as of the previous Underlying Index Rebalancing Date minus (y) the closing level of the S&P GSCI Industrial Metals Index Excess Return as of that Underlying Index Scheduled Calculation Day divided by the closing level of that index as of the previous Underlying Index Rebalancing Date.

The Index Calculation Agent began publishing the Underlying Index on Bloomberg on July 23, 2009. The base level of the Underlying Index was set at 100 as of December 31, 2008.

Index Disruption Events and Extraordinary Events with respect to the Reference Index and the Underlying Index

For the purposes of the following section, the term “Applicable Index” means the Reference Index or the Underlying Index, as applicable, “Applicable Scheduled Calculation Day” means the Scheduled Calculation Day or the Underlying Index Scheduled Calculation Day, as applicable, “Applicable Calculation Date” means any Scheduled Calculation Day and Underlying Index Scheduled Calculation Day, as applicable, on which no Index Disruption Event exists with respect thereto, “Applicable Underlying Index” means the Underlying Index and the Component Indices, as applicable,  and “Applicable Index Calculation Agent” means the Index Calculation Agent and the Underlying Index Calculation Agent, as applicable.

With respect to the Reference Index and the Underlying Index, an “Index Disruption Event” means the failure by the Index Calculation Agent of any of the Component Indices to calculate and announce a closing level with respect to its Component Index on any scheduled calculation day.

Consequences of an Index Disruption Event. If an Index Disruption Event exists on an Applicable Scheduled Calculation Day for an Applicable Index (each, a “Disrupted Scheduled Calculation Day”), then the Applicable Index Calculation Agent will not determine the level for the Applicable Index on that Applicable Scheduled Calculation Day. The next Calculation Date following that Disrupted Scheduled Calculation Day for which the Applicable Index Calculation Agent will determine the level for the Applicable Index will be the first succeeding Applicable Scheduled Calculation Day on which the Applicable Index Calculation Agent determines that an Index Disruption Event no longer exists; provided that if the Applicable Index Calculation Agent determines that an Index Disruption Event exists on the five consecutive Applicable Scheduled Calculation Days immediately following the initial Disrupted Scheduled Calculation Day, then:

(i)

the fifth Applicable Scheduled Calculation Day following the initial Disrupted Scheduled Calculation Day, and each Applicable Scheduled Calculation Day thereafter on which an Index Disruption Event continues to exist, will be deemed to be an Applicable Calculation Date, notwithstanding the existence of an Index Disruption Event on that date, and

(ii)

the Applicable Index Calculation Agent will determine the closing level of the Applicable Index as of the Valuation Time on that fifth Applicable Scheduled Calculation Day following the initial Disrupted Scheduled Calculation Day, and as of the Valuation Time on each Applicable Scheduled Calculation Day thereafter on which an Index Disruption Event continues to exist (each, a “Disrupted Calculation Date”), based, with respect to the Reference Index, on the Underlying Index Level and, with respect to the Underlying Index, on the closing levels of the Component Indices, in both cases determined, in consultation with Société Générale, in accordance with the formula for and method of calculating that Underlying Index Level or the level of the Component Indices, as applicable, last in effect prior to the occurrence of the first day on which the relevant Index Disruption Event occurred using relevant market indicia on the relevant date(s) of determination.

If an Index Disruption Event continues for 20 consecutive Applicable Scheduled Calculation Days, then the Index Calculation Agent shall permanently cancel the Applicable Index on such 20th Applicable Scheduled Calculation Day.

Consequences of an Index Extraordinary Event. If an Applicable Underlying Index is (i) not calculated and announced by its Index Calculation Agent but is calculated and announced by a successor sponsor acceptable to the Applicable Index Calculation Agent, in consultation with Société Générale, or (ii) replaced by a successor index using, in the determination of the Applicable Index Calculation Agent, in consultation with Société Générale, the same or a substantially similar formula for and method of calculation as used in the calculation of such Applicable Underlying Index, then in each case that successor index will replace such Applicable Underlying Index.

In the event that the Applicable Underlying Index is replaced under any circumstance described in the previous paragraph, that replacement index will be deemed a “Successor Underlying Index” for that Applicable Underlying Index. The Successor Underlying Index will be used as a substitute for the original Applicable Underlying Index for all purposes, including for purposes of determining the Applicable Underlying Index level and whether an Index Disruption Event exists.

If, with respect to the Applicable Underlying Index and an Applicable Scheduled Calculation Day, the sponsor of such Applicable Underlying Index announces on or prior to such Applicable Scheduled Calculation Day that it will make a material change in the formula for or the method of calculating such Applicable Underlying Index or in any other way materially modifies such Applicable Underlying Index (other than a modification prescribed in that formula or method to maintain such Applicable Underlying Index for routine events), the Applicable Index Calculation Agent, in consultation with Société Générale, will calculate the Applicable Underlying Index closing level on that Applicable Scheduled Calculation Day in accordance with the formula for and method of calculating that Applicable Underlying Index last in effect prior to such change or cancellation, but using only those components that comprised such Applicable Underlying Index immediately prior to such change or cancellation.

If at any time the method of calculating the Applicable Underlying Index, or the level thereof, is changed in a material aspect, or if the Applicable Underlying Index is in any other way modified so that such Applicable Underlying Index does not, in the opinion of the Applicable Index Calculation Agent, in consultation with Société Générale, fairly represent the Applicable Underlying Index closing level had those changes or modifications not been made, then the Applicable Index Calculation Agent, in consultation with Société Générale, will make the calculations and adjustments as the Index Calculation Agent, in consultation with Société Générale, determines necessary in order to arrive at a level of an index comparable to such Applicable Underlying Index as if those changes or modifications had not been made, and the Index Calculation Agent, in consultation with Société Générale, will calculate the level of the Reference Index with reference to such Applicable Underlying Index, as adjusted. The Applicable Index Calculation Agent will permanently cancel the Applicable Index on the 20th Applicable Scheduled Calculation Day following the first day on which the Applicable Index Calculation Agent makes the alternate calculations or adjustments.

If the Applicable Underlying Index Calculation Agent cancels the Applicable Underlying Index on or prior to any Applicable Scheduled Calculation Day and no Successor Underlying Index exists, the Applicable Index Calculation Agent will not determine the level for the Applicable Index for that Applicable Scheduled Calculation Day. If that event exists and is not cured for 20 Applicable Scheduled Calculation Days, the Applicable Index Calculation Agent will permanently cancel the Applicable Index on that 20th Applicable Scheduled Calculation Day.

The Component Indices (Long)

The Component Indices (Long) are designed to track the performance of a selection of commodities (each, a “Commodity”) through a hypothetical investment in certain commodity futures contracts (the “Contracts”). The Component Indices (Long) are “excess return” indices, which means that the index level on any date of determination is based only on the hypothetical profit and loss of the Contracts.

The Component Indices (Long) are calculated and published by S&P (in such capacity, the “CIL Index Calculation Agent”), which began publishing and calculating such indices on July 10, 2009. The levels of each Component Index (Long) are published on Reuters/Bloomberg. As of December 31, 2008 (the “CIL Index Base Date”), the Component Index (Long) Level for each index was set to 100.

Calculation of Closing Levels

The closing level for each Component Index (Long) (the “Component Index (Long) Level”) is calculated and published by the CIL Index Calculation Agent on each day other than a Saturday or Sunday on which the New York Stock Exchange is open for trading (the “CIL Calculation Date”) at the Valuation Time, subject to the occurrence or existence of a CIL Index Disruption Event (as defined below) or an index extraordinary event affecting any Index Component (as defined below).

For each CIL Calculation Date (except the CIL Index Base Date), the Component Index (Long) Level for each Component Index (Long) is equal to the product of (A) the Component Index (Long) Level on the preceding CIL Calculation Date and (B) a fraction, the numerator of which is (x) the sum, for each Contract included in such index (each, an “Index Component”) as of such CIL Calculation Date, of the product of (a) the Number of Contracts for the corresponding Contract on the preceding CIL Calculation Date, and (b) the Contract Settlement Level for such Contract on the applicable CIL Calculation Date, and the denominator of which is (y) the sum, for each of the Index Components as of such CIL Calculation Date, of the product of (a) the Number of Contracts for such Contract on the preceding CIL Calculation Date, and (b) the Contract Settlement Level for such Contract on the preceding CIL Calculation Date.

As used in this section, “Contract Settlement Level” means, in respect of a CIL Calculation Date and a Contract, the official closing price of the Contract calculated and published by the Exchange (as defined below), as of that CIL Calculation Date and “Number of Contracts” means, in respect of any CIL Calculation Date and a Contract, the number of such contracts in the applicable index, as discussed below.

Determination of Commodities and Related Contracts Comprising Component Indices (Long)

The commodity futures contracts that comprise each Component Index (Long) can be any actively traded futures contracts that provide for physical delivery of, or are based on the price of, such deliverable Commodities. The contracts may not include any contracts based on spread, differential or other relationship between different delivery months, locations, or other terms of features of the related Commodity or contracts on such Commodity.

The commodities that are tracked by each Component Index (Long) and the corresponding Component Index (Short) are identical. Any changes in the commodities comprising any Component Index (Short) will be replicated by corresponding changes in the related Component Index (Long). Contracts related to any such new commodities in the applicable Component Index (Long) will use a static 2-month forward roll.

The relative weights (Number of Contracts), of each Commodity, i.e., the quantity of Contracts to be included in each Component Index (Long), are determined by reference to the Contract Production Weight (“CPW”) for each Commodity, as defined and provided by S&P (in that capacity, the “S&P GSCI Index Calculation Agent”) with respect to the corresponding Component Index (Short). For example, both the SGI Energy Semi Dynamic Index (USD-Excess Return), which is a Component Index (Long) and the S&P GSCI Energy Index Excess Return, which is a Component Index (Short) are composed of identical Commodities and related Contracts. The same holds true for the two other pairings of the long and short Component Indices. However, although the contracts are identical between the long and short Component Indices, the expiration dates of such contracts are likely to differ.

Determining Index Composition Upon a CPW Change. Upon any change, with respect to a Commodity, of the CPW by the S&P GSCI Index Calculation Agent (a “CPW Change”), the CIL Index Calculation Agent will determine the new Number of Contracts related to that Commodity that will be used in the calculation of the relevant Component Index (Long). Any such changes are implemented by the Index Calculation Agent during the Roll Period (as defined below) for the same month in which a CPW Change occurs. A CPW Change will generally occur once a year.

In order to assure continuity of the Component Indices (Long) and to allow comparisons of the value of the Component Indices (Long) to be made over time, it is necessary to make an adjustment to the calculation of the Component Indices (Long) upon each CPW Change. The factor used to make this adjustment is the “Normalizing Factor,” and is used in the same manner as similar factors applied to the calculation of other published financial market indices. The Normalizing Factor is determined each time the composition of any Component Index (Long) is changed and is equal to the product of (A) the current Normalizing Factor and (B) a ratio (i) the numerator of which is the sum, for each Active Contract, of the product of the Contract Settlement Level as of the Review Date for such Contract times the Next Active Contract’s CPW, and (ii) the denominator of which is the sum, for each Active Contract, of the product of the Contract Settlement Level as of the Review Date times the Active Contract CPW.

As used in this section, “Active Contract” means, in respect of a Roll Period, any Index Component of a Component Index (Long) before such Roll Period, “Next Active Contract” means, in respect of a Roll Period, a Contract into which a Component Index (Long) will be rolling during such Roll Period, “Roll Start Date” means, with respect to any month, the first CIL Calculation Date for such month, “Roll End Date” means, with respect to any month, the fifth CIL Calculation Date for such month, the “Roll Period” means the period between and including the Roll Start Date and Roll End Date and the “Review Date” means the last CIL Calculation Date of each month.

The resulting new Normalizing Factor is rounded to seven decimal places. As of the CIL Index Base Date the Normalizing Factor was equal to 1.

At the outset of the Roll Period during which a CPW Change will be implemented, the CIL Index Calculation Agent will have identified, with respect to each Commodity, an Active Contract and a Next Active Contract. During the Roll Period, all Active Contracts and Next Active Contracts are deemed ‘Index Components’ and the Number of Contracts for Index Components that are Active Contracts will be equal to the product of the old CPW for that Index Component, the Normalizing Factor and the applicable “roll weight.”  The Number of Contracts for Index Components that are Next Active Contracts will be equal to the product of the new CPW and the applicable “roll weight.”  “Roll weights” are used to ensure that the value attributable to the Active Number of Contracts in the calculation of the Number of Contracts is gradually reduced and the value attributable to the Next Active Number of Contracts is proportionately increased in the course of the Roll Period. Thus, for the Roll Start Date, the “roll weight” applied to the Next Active Number of Contracts will be 20% and will increase an additional 20% for each succeeding day of the Roll Period to reach 100% on the Roll End Date. On the other side, the “roll weight” applicable to the Active Number of Contracts will equal 80% on the Roll Start Date and will gradually decrease in increments of 20% to 0 on the Roll End Date.

As used in this section, “Active Number of Contracts” means, in respect of any Contract, whether active or not, and a Roll Period, the Number of Contracts for that Contract before that Roll Period and “Next Active Number of Contracts” means, in respect of any Contract, whether active or not, and a Roll Period, the Number of Contracts for that Contract into which the index is rolling.

Determining index composition where CPW remains unchanged. For any Roll Period that is not related to a CPW Change, the CIL Index Calculation Agent determines the Number of Contracts in a similar manner as described above in connection with a CPW Change except that the Normalizing Factor is not used in the calculation of the Active Number of Contracts.

For each Roll Date and an Index Component, the Number of Contracts will equal the product of (x) the CPW for that Commodity and (y) the roll weight applicable for that Roll Date. For any CIL Calculation Date that is not during a Roll Period, the Number of Contracts will be equal to the CPW in effect at the time.

Rolling. In contrast to the Component Indices (Short), the Component Indices (Long) apply a combination of dynamic rolling, static 2-month forward rolling and seasonal rolling methodologies. The Component Indices (Long) also roll from the 1st to the 5th business day monthly instead of the standard index roll which is monthly from the 5th to the 9th business day. The following section summarizes the Commodities comprising each Component Index (Long) and the applicable rolling methodologies.

SGI Energy Semi Dynamic Index (USD-Excess Return)

The SGI Energy Semi Dynamic Index tracks the performance of a selection of energy Contracts currently based on the following commodities: Heating Oil, Gasoil, RBOB Gasoline, Natural Gas, WTI Crude Oil and Brent Crude Oil. The index applies a combination of seasonal (Heating Oil), 2-month forward (RBOB Gasoline, Gasoil, Natural Gas) and dynamic (WTI Crude Oil and Brent Crude) rolling methodologies.

On the Review Date, the Next Active Contract into which an Active Contract will be rolled will be determined as follows:

A. For any Review Date in the period from January to and including August of any given year, the Next Active Contract for Heating Oil is the Contract for delivery in December of the same year; for any Review Date in the period from September to and including December of any given year, the Next Active Contract for Heating Oil is the Contract for delivery in December of the following year.

B. For any Review Date identified in the table below, the Next Active Contract for Gasoil, RBOB Gasoline and Natural Gas is the Contract for delivery in the month identified in the table below as the Contract Delivery Month of the specified Delivery Year.

Review Date Is in:	Ticker	Contract Delivery Month	Delivery Year
January	M	June	Same Year
February	N	July	Same Year
March	Q	August	Same Year
April	U	September	Same Year
May	V	October	Same Year
June	X	November	Same Year
July	Z	December	Same Year
August	F	January	Following Year
September	G	February	Following Year
October	H	March	Following Year
November	J	April	Following Year
December	K	May	Following Year

C. For WTI Crude Oil and Brent Crude Oil, a systematic process determines the largest roll yield and determines the Next Active Contract by an algorithm described below (the “Dynamic Rolling Algorithm”) with reference to a group of Contracts determined pursuant to the tables set forth below (the “Universe Contracts”).

Dynamic Rolling Algorithm. On each Review Date, the CIL Index Calculation Agent determines the Next Active Contract for the next Roll Period as follows:

1)

The CIL Index Calculation Agent determines the Universe Contracts in increasing expiration date, in order from the nearest contract to expire to the last contract to expire.

2)

For each Universe Contract determined according to step 1, the CIL Index Calculation Agent determines an “Average Contract Price” based on the Contract Settlement Levels for such Contract as of the four CIL Calculation Dates immediately preceding the Review Date.

a)

In the event of a CIL Index Disruption Event occurring on one of the four CIL Calculation Dates immediately preceding the Review Date (excluded), the CIL Index Calculation Agent will determine the Average Contract Price for the three undisrupted CIL Calculation Dates immediately preceding the Review Date.

b)

In the event of a CIL Index Disruption Event occurring on two of the four CIL Calculation Dates immediately preceding the Review Date (excluded), the CIL Index Calculation Agent will determine the Average Contract Price for the two undisrupted CIL Calculation Dates immediately preceding the Review Date.

c)

In the event of a CIL Index Disruption Event occurring on three of the four CIL Calculation Dates immediately preceding the Review Date (excluded), the CIL Index Calculation Agent will determine the Average Contract Price by using the Contract Settlement Level for the remaining undisrupted CIL Calculation Date immediately preceding the Review Date.

d)

In the event there is a CIL Index Disruption Event occurring on all four CIL Calculation Dates preceding the Review Date, the CIL Index Calculation Agent will determine the Average Contract Price which will be equal to the Contract Settlement Level on the CIL Calculation Date immediately preceding the Review Date on which there is no CIL Index Disruption Event.

3)

For each Universe Contract other than the nearest contract to expire, the CIL Index Calculation Agent determines a “utility function.”  The utility function is a measurement of the change in price from one contract to the next contract to expire, taking into account the number of calendar days between the expiration of the two contracts. The utility function for each Universe Contract is equal to Xy, where X equals a fraction, the numerator of which is the Average Contract Price of the Universe Contract immediately preceding that Universe Contract in the order described in step 1 above and the denominator of which is the Average Contract Price of that Universe Contract and Y equals a fraction, the numerator of which is 365 and the denominator of which is the actual number of days between the expiration dates of the two Universe Contracts.

4)

The Next Active Contract for the immediately following Roll Period will be Universe Contract with the greatest utility function as determined under to Step 3.

Universe Contracts. The Universe Contracts for WTI Crude Oil will be, on a Review Date for any given year, all Contracts that have a Contract Delivery Month between the Delivery Month of the First Universe Contract and the Delivery Month of the Last Universe Contract, defined per the table below:

Review Date Is in:	First Universe Contract			Last Universe Contract
	Ticker	Contract Delivery Month	Delivery Year	Ticker	Contract Delivery Month	Delivery Year
January	H	March	Same Year	M	June	Same Year
February	J	April	Same Year	N	July	Same Year
March	K	May	Same Year	Q	August	Same Year
April	M	June	Same Year	U	September	Same Year
May	N	July	Same Year	V	October	Same Year
June	Q	August	Same Year	X	November	Same Year
July	U	September	Same Year	Z	December	Same Year
August	V	October	Same Year	F	January	Following Year
September	X	November	Same Year	G	February	Following Year
October	Z	December	Same Year	H	March	Following Year
November	F	January	Following Year	J	April	Following Year
December	G	February	Following Year	K	May	Following Year

The Universe Contracts for Brent Crude Oil will be, on a Review Date for any given year, all Contracts that have a Contract Delivery Month between the First Universe Contract and the Last Universe Contract, defined in the table below:

Review Date Is in:	First Universe Contract (Contract Delivery Month, Delivery Year)			Last Universe Contract (Contract Delivery Month, Delivery Year)
	Ticker	Contract Delivery Month	Delivery Year	Ticker	Contract Delivery Month	Delivery Year
January	H	March	Same Year	N	July	Same Year
February	J	April	Same Year	Q	August	Same Year
March	K	May	Same Year	U	September	Same Year
April	M	June	Same Year	V	October	Same Year
May	N	July	Same Year	X	November	Same Year
June	Q	August	Same Year	Z	December	Same Year
July	U	September	Same Year	F	January	Following Year
August	V	October	Same Year	G	February	Following Year
September	X	November	Same Year	H	March	Following Year
October	Z	December	Same Year	J	April	Following Year
November	F	January	Following Year	K	May	Following Year
December	G	February	Following Year	M	June	Following Year

SGI Industrial Metals Semi Dynamic Index (USD-Excess Return)

The SGI Industrial Metals Semi Dynamic Index tracks the performance of a selection of metal Contracts currently based on the following Commodities: LME Lead, LME Aluminium, LME Copper, LME Nickel and LME Zinc. The index applies a combination of a 2-month forward (LME Lead) and dynamic (LME Aluminium, LME Copper, LME Nickel and LME Zinc) rolling methodologies.

On the last CIL Calculation Date of each month, the Next Active Contract into which an Active Contract will be rolled will be determined as follows:

A. For LME Lead, a 2-month forward rolling schedule determines the Next Active Contract. For any Review Date identified in the table below, the Next Active Contract is the Contract for delivery in the month identified in the table below as the Contract Delivery Month of the specified Delivery Year.

Review Date Is in:	Ticker	Contract Delivery Month	Delivery Year
January	M	June	Same Year
February	N	July	Same Year
March	Q	August	Same Year
April	U	September	Same Year
May	V	October	Same Year
June	X	November	Same Year
July	Z	December	Same Year
August	F	January	Following Year
September	G	February	Following Year
October	H	March	Following Year
November	J	April	Following Year
December	K	May	Following Year

B. For LME Aluminium, LME Copper, LME Nickel and LME Zinc, a systematic process determines the largest roll yield and determines the Next Active Contract using the Dynamic Rolling Algorithm with reference to the Universe Contracts determined according to the tables set forth below.

Universe Contracts. The Universe Contracts for LME Aluminium, LME Copper, LME Nickel and LME Zinc will be, on a Review Date for any given year, all Contracts that have a Contract Delivery Month between the Delivery Month of the First Universe Contract and the Delivery Month of the Last Universe Contract, defined in the table below:

Review Date Is in:	First Universe Contract			Last Universe Contract
	Ticker	Contract Delivery Month	Delivery Year	Ticker	Contract Delivery Month	Delivery Year
January	G	February	Same Year	M	June	Same Year
February	H	March	Same Year	N	July	Same Year
March	J	April	Same Year	Q	August	Same Year
April	K	May	Same Year	U	September	Same Year
May	M	June	Same Year	V	October	Same Year
June	N	July	Same Year	X	November	Same Year
July	Q	August	Same Year	Z	December	Same Year
August	U	September	Same Year	F	January	Following Year
September	V	October	Same Year	G	February	Following Year
October	X	November	Same Year	H	March	Following Year
November	Z	December	Same Year	J	April	Following Year
December	F	January	Following Year	K	May	Following Year

SGI Agriculture and Livestock Static Index (USD - Excess Return)

The SGI Agriculture and Livestock Static Index tracks the performance of a selection of agricultural and livestock Contracts currently based on the following Commodities: CBOT Wheat, KBOT Kansas Wheat, CBOT Corn, CBOT Soybeans, ICE Coffee, ICE Sugar, ICE Cocoa, ICE Cotton, CME Lean Hogs, CME Live Cattle and CME Feeder Cattle. The index applies a combination of seasonal (CBOT Wheat, KBOT Kansas Wheat, CBOT Corn, CME Lean Hogs) and 2-month forward (CBOT Soybeans, ICE Coffee, ICE Sugar, ICE Cocoa, ICE Cotton, CME Live Cattle and CME Feeder Cattle) rolling methodologies.

The Contracts are reviewed on the last Calculation Day of each month and, as the case may be, rolled to the Next Active Contract on static rolling schedule as follows:

A. For any Review Date in the period from January to and including August of any given year, the Next Active Contract for CBOT Wheat and KBOT Kansas Wheat is the Contract for delivery in December of the same year; for any Review Date in the period from September to and including December of any given year, the Next Active Contract for CBOT Wheat and KBOT Kansas Wheat is the Contract for delivery in December of the following year.

B. For any Review Date in the period from January to and including April of any given year, the Next Active Contract for CBOT Corn is the Contract for delivery in July of the same year; for any Review Date for the period from May to and including December of any given year, the Next Active Contract for CBOT Corn is the Contract for delivery in July of the following year.

C. For any Review Date identified in the table below, the Next Active Contract for CBOT Soybean is the Contract for delivery in the month identified in the table below as the Contract Delivery Month of the specified Delivery Year.

Review Date Is in:	Ticker	Contract Delivery Month	Delivery Year
January	N	July	Same Year
February	N	July	Same Year
March	X	November	Same Year
April	X	November	Same Year
May	X	November	Same Year
June	X	November	Same Year
July	F	January	Following Year
August	F	January	Following Year
September	H	March	Following Year
October	H	March	Following Year
November	K	May	Following Year
December	K	May	Following Year

D. For any Review Date identified in the table below, the Next Active Contract for ICE Coffee is the Contract for delivery in the month identified in the table below as the Contract Delivery Month of the specified Delivery Year.

Review Date Is in:	Ticker	Contract Delivery Month	Delivery Year
January	N	July	Same Year
February	N	July	Same Year
March	U	September	Same Year
April	U	September	Same Year
May	Z	December	Same Year
June	Z	December	Same Year
July	Z	December	Same Year
August	H	March	Following Year
September	H	March	Following Year
October	H	March	Following Year
November	K	May	Following Year
December	K	May	Following Year

E. For any Review Date identified in the table below, the Next Active Contract for ICE Sugar #11 is the Contract for delivery in the month identified in the table below as the Contract Delivery Month of the specified Delivery Year.

Review Date Is in:	Ticker	Contract Delivery Month	Delivery Year
January	N	July	Same Year
February	N	July	Same Year
March	V	October	Same Year
April	V	October	Same Year
May	V	October	Same Year
June	H	March	Following Year
July	H	March	Following Year
August	H	March	Following Year
September	H	March	Following Year
October	H	March	Following Year
November	K	May	Following Year
December	K	May	Following Year

F. For any Review Date identified in the table below, the Next Active Contract for ICE Cocoa is the Contract for delivery in the month identified in the table below as the Contract Delivery Month of the specified Delivery Year.

Review Date Is in:	Ticker	Contract Delivery Month	Delivery Year
January	N	July	Same Year
February	N	July	Same Year
March	U	September	Same Year
April	U	September	Same Year
May	Z	December	Same Year
June	Z	December	Same Year
July	Z	December	Same Year
August	H	March	Following Year
September	H	March	Following Year
October	H	March	Following Year
November	K	May	Following Year
December	K	May	Following Year

G. For any Review Date identified in the table below, the Next Active Contract for ICE Cotton #2 is the Contract for delivery in the month identified in the table below as the Contract Delivery Month of the specified Delivery Year.

Review Date Is in:	Ticker	Contract Delivery Month	Delivery Year
January	N	July	Same Year
February	N	July	Same Year
March	Z	December	Same Year
April	Z	December	Same Year
May	Z	December	Same Year
June	Z	December	Same Year
July	Z	December	Same Year
August	H	March	Following Year
September	H	March	Following Year
October	H	March	Following Year
November	K	May	Following Year
December	K	May	Following Year

H. For any Review Date identified in the table below, the Next Active Contract for CME Lean Hogs is the Contract for delivery in the month identified in the table below as the Contract Delivery Month of the specified Delivery Year.

Review Date Is in:	Ticker	Contract Delivery Month	Delivery Year
January	Q	August	Same Year
February	Q	August	Same Year
March	Q	August	Same Year
April	Q	August	Same Year
May	Q	August	Same Year
June	J	April	Following Year
July	J	April	Following Year
August	J	April	Following Year
September	J	April	Following Year
October	J	April	Following Year
November	J	April	Following Year
December	Q	August	Following Year

I. For any Review Date identified in the table below, the Next Active Contract for CME Live Cattle is the Contract for delivery in the month identified in the table below as the Contract Delivery Month of the specified Delivery Year.

Review Date Is in:	Ticker	Contract Delivery Month	Delivery Year
January	M	June	Same Year
February	Q	August	Same Year
March	Q	August	Same Year
April	V	October	Same Year
May	V	October	Same Year
June	Z	December	Same Year
July	Z	December	Same Year
August	G	February	Following Year
September	G	February	Following Year
October	J	April	Following Year
November	J	April	Following Year
December	M	June	Following Year

J. For any Review Date identified in the table below, the Next Active Contract for CME Feeder Cattle is the Contract for delivery in the month identified in the table below as the Contract Delivery Month of the specified Delivery Year.

Review Date Is in:	Ticker	Contract Delivery Month	Delivery Year
January	Q	August	Same Year
February	Q	August	Same Year
March	Q	August	Same Year
April	U	September	Same Year
May	V	October	Same Year
June	X	November	Same Year
July	F	January	Following Year
August	F	January	Following Year
September	H	March	Following Year
October	H	March	Following Year
November	J	April	Following Year
December	K	May	Following Year

Index Disruption Events with respect to the Component Indices (Long)

A “CIL Index Disruption Event” means the occurrence of any of the following events affecting an Index Component:

i)

the failure by the exchange on which such Index Component trades (the “Exchange”) or other relevant price source to determine or make public the settlement price for that Contract;

ii)

a material limitation imposed on trading, on the relevant Exchange, in that Index Component, provided that a limitation on trading shall be deemed to be material only if the relevant Exchange establishes limits on the range within which the price of the Contract may fluctuate and the settlement price of that Contract is at the upper or lower limit of that range; or

iii)

a material suspension of trading on the relevant Exchange in that Index Component, provided that the suspension will be deemed material only if (i) all trading in the relevant Contract is suspended for the entire day on which the Exchange for such Contract is open for trading during the regular trading session (the “Exchange Scheduled Trading Day”) or (ii) trading in the relevant Contract is suspended during the relevant Exchange Scheduled Trading Day on the relevant Exchange, the suspension is announced less than one hour preceding the commencement of that suspension and trading does not recommence prior to the regularly scheduled close of trading in that Index Component.

Consequences of a CIL Index Disruption Event Outside of the Roll Period. If a CIL Index Disruption Event affects, on any CIL Calculation Date, one or more Contracts comprising a Component Index (Long), and that CIL Calculation Date is not during a Roll Period, then the CIL Index Calculation Agent will determine the level of such index on such CIL Calculation Date as follows:

(i) for any Contract affected by a CIL Index Disruption Event, a Contract Settlement Level will be determined, in consultation with Société Générale, by retaining either (i) the settlement price of the Contract as determined or made public on that Exchange Scheduled Trading Day or (ii) the last trading price observed for that Contract prior to the occurrence of the relevant CIL Index Disruption Event, using relevant market indicia on the relevant date(s) of determination; and

(ii) the Number of Contracts remains unaffected by such disruptions.

Consequences of a CIL Index Disruption Event During a Roll Period. If a CIL Index Disruption Event affects, on any CIL Calculation Date, one or more Contracts comprising a Component Index (Long), and that CIL Calculation Date is during a Roll Period, then the Number of Contracts will be equal to the Number of Contracts on the immediately preceding CIL Calculation Date until the first CIL Calculation Date on which no CIL Index Disruption Event affects that Contract. On the first CIL Calculation Date on which there is no CIL Index Disruption Event affecting that Contract, the Number of Contracts for that CIL Calculation Date, as determined according to the rules described in this section, will be used in the index level calculation. In effect, this means that the proportion of Contracts to be rolled on such date is the sum of (1) the proportion of Contracts that did not roll due to a CIL Index Disruption Event affecting such Contracts and (2) the proportion of Contracts due to roll on such day, if any.

If a CIL Index Disruption Event affects one or more Contracts comprising a Component Index (Long) at the close of the Roll End Date and ceases only after the Roll Period has expired, then the entire roll (or the portion of the roll that remains) will be deemed to occur on the first day on which a CIL Index Disruption Event does not occur.

If a CIL Index Disruption Event continues for 20 consecutive CIL Calculation Dates, then the CIL Index Calculation Agent will permanently cancel the applicable Component Index (Long) on such 20th CIL Calculation Date.

Index Extraordinary Events

Replacement of a Contract. If an Index Component is (i) not calculated and announced by the relevant Exchange but is calculated and announced by a successor Exchange acceptable to the CIL Index Calculation Agent, in consultation with Société Générale, or (ii) replaced by a successor Contract using, in the determination of the CIL Index Calculation Agent, in consultation with Société Générale, the same or a substantially similar formula for and method of calculation as used in the calculation of such Index Component, then in each case that successor Contract will replace the Index Component.

In the event that the Contract is replaced under any circumstance described in the previous paragraph, that replacement Contract will be deemed a “Successor Contract” for that Contract. The Successor Contract will be used as a substitute for the original Contract for all purposes, including for purposes of determining the Contract Settlement Level and whether a CIL Index Disruption Event exists with respect to that Contract.

If the relevant Exchange cancels an Index Component on or prior to any CIL Calculation Date and no Successor Contract exists, the CIL Index Calculation Agent will not determine the level for the Index for that CIL Calculation Date. If the cancellation without replacement continues for 20 Exchange Scheduled Trading Days, the CIL Index Calculation Agent will permanently cancel the Index on that 20th Exchange Scheduled Trading Day.

Contract Settlement Level Corrections.  If the relevant Exchange fails to make available a Contract Settlement Level on a day that is a CIL Calculation Date, or, in the reasonable judgment of Société Générale, the Contract Settlement Level made available by the Exchange reflects a manifest error, the relevant calculation will be delayed until such time as such level is made available or corrected, as the case may be, provided that, if a Contract Settlement Level has not been made available, or the error has not been corrected by the Exchange prior to the Valuation Time, Société Générale may, if it deems such action appropriate under the circumstances, determine the appropriate Contract Settlement Level for the relevant Contract in its reasonable judgment for purposes of calculating the Index. In that event, Société Générale will disclose the basis for its determination of that Contract Settlement Level.

Component Indices (Short)

The information provided below regarding the Component Indices (Short) including, without limitation, its make-up and method of calculation was derived from publicly available information.

Each Component Index (Short) is a sub-index of the S&P GSCI Excess Return Index (“S&P GSCI ER”). The S&P GSCI Excess Return Index is a related index to the S&P GSCI Commodity Index (“S&P GSCI”), and is intended to reflect a return on a hypothetical investment in commodities futures contracts that comprise the S&P GSCI.

The S&P GSCI Energy Index Excess Return is a sub-index of the S&P GSCI ER and represents only the energy components of the S&P GSCI ER. The S&P GSCI Energy Index Excess Return is a production weighted index of the principal energy commodities and currently include WTI crude oil, Brent crude oil, gasoline, heating oil, gasoil and natural gas. It is designed to be a measure of the performance over time of the markets for these commodities and is composed of energy futures contracts traded on regulated futures exchanges.

The S&P GSCI Agricultural and Livestock Index Excess Return is a sub-index of the S&P GSCI ER and represents only the agricultural and livestock components of the S&P GSCI ER and currently includes Wheat, Kansas Wheat, Corn, Soybeans, Coffee, Sugar, Cocoa, Cotton, Lean Hogs, live cattle, feeder cattle and lean hogs. The S&P GSCI Agricultural Index Excess Return is a global production weighted index of certain agricultural commodities in the world economy.

The S&P GSCI Industrial Metals Index Excess Return is a production weighted index of principal industrial metal physical commodities and currently includes aluminum, copper, lead, nickel and zinc. It is designed to be a measure of the performance over time of the markets for these commodities and is composed of industrial metals futures contracts traded on regulated futures exchanges.

The physical commodities that comprise each Component Index (Short) may be changed if the S&P GSCI Index Calculation Agent determines it is appropriate to do so under the related index rules. Historically, such changes have been infrequent.

S&P GSCI ER

The information provided below regarding the S&P GSCI ER including, without limitation, its make-up and method of calculation was derived from publicly available information. The S&P GSCI ER is calculated, maintained and published daily, by S&P. The S&P GSCI ER is a world production-weighted index that is designed to reflect the relative significance of each of the underlying commodities in the world economy. The S&P GSCI ER was established in May 1991 and represents the return of a portfolio of commodity futures contracts included in the S&P GSCI, the composition of which, on any given day, reflects the CPW and “roll weights” of the contracts included in the S&P GSCI (discussed below).

Value of the S&P GSCI ER. The value of the S&P GSCI ER on any given day is equal to the product of (i) the value of the S&P GSCI ER on the immediately preceding day multiplied by (ii) one plus the contract daily return on the day on which the calculation is made. The value of the S&P GSCI ER is indexed to a normalized value of 100 on January 2, 1970.

Contract Daily Return. The contract daily return on any given day is equal to the sum, for each of the commodities included in the S&P GSCI, of the applicable daily contract reference price on the relevant contract multiplied by the appropriate CPW and the appropriate “roll weight,” divided by the total dollar weight of the S&P GSCI on the preceding day, minus one.

The total dollar weight of the S&P GSCI is the sum of the dollar weight of each of the underlying commodities. The dollar weight of each such commodity on any given day is equal to (i) the daily contract reference price, (ii) multiplied by the appropriate CPWs and (iii) during a roll period, the appropriate “roll weights,” as discussed below.

The daily contract reference price used in calculating the dollar weight of each commodity on any given day is the most recent daily contract reference price made available by the relevant trading facility, except that the daily contract reference price for the most recent prior day will be used if the exchange is closed or otherwise fails to publish a daily contract reference price on that day. In addition, if the trading facility fails to make a daily contract reference price available or publishes a daily contract reference price that, in the reasonable judgment of S&P, reflects manifest error, the relevant calculation will be delayed until the price is made available or corrected; provided that, if the price is not made available or corrected by 4:00 P.M. New York City time, S&P may, if it deems such action to be appropriate under the circumstances, determine the appropriate daily contract reference price for the applicable futures contract in its reasonable judgment for purposes of the relevant S&P GSCI calculation.

The “roll weight” of each commodity reflects the fact that the positions in contracts must be liquidated or rolled forward into more distant contract expirations as they approach expiration. Since the S&P GSCI is designed to replicate the performance of actual investments in the underlying contracts, the rolling process incorporated in the S&P GSCI also takes place over a period of days at the beginning of each month (referred to as the “roll period”). On each day of the roll period, the “roll weights” of the first nearby contract expirations on a particular commodity and the more distant contract expiration into which it is rolled are adjusted, so that the hypothetical position in the contract on the commodity that is included in the S&P GSCI is gradually shifted from the first nearby contract expiration to the more distant contract expiration.

If any of the following conditions exists on any day during a roll period, the portion of the roll that would have taken place on that day is deferred until the next day on which such conditions do not exist: (i) no daily contract reference price is available for a given contract expiration; (ii) any such price represents the maximum or minimum price for such contract month, based on exchange price limits; (iii) the daily contract reference price published by the relevant trading facility reflects manifest error, or such price is not published by 4:00 P.M., New York City time (in such event, S&P may determine a daily contract reference price and complete the relevant portion of the roll based on such price, but must revise the portion of the roll if the trading facility publishes a price before the opening of trading on the next day); or (iv) trading in the relevant contract terminates prior to its scheduled closing time.

If any of these conditions exist throughout the roll period, the roll will be affected in its entirety on the next day on which such conditions no longer exist.

S&P GSCI

The information provided herein regarding the S&P GSCI including, without limitation, its make-up and method of calculation was derived from publicly available information. The S&P GSCI is calculated, maintained and published daily by S&P.  The S&P GSCI is an index on a production-weighted basket of principal physical commodities that satisfy specified criteria. The S&P GSCI is designed to be a measure of the performance over time of the markets for these commodities. The only commodities represented in the S&P GSCI are those physical commodities on which active and liquid contracts are traded on trading facilities in major industrialized countries. The commodities included in the S&P GSCI are weighted, on a production basis, to reflect the relative significance (in the view of S&P, in consultation with the Index Advisory Committee, as described below) of such commodities to the world economy. The fluctuations in the value of the S&P GSCI are intended generally to correlate with changes in the prices of such physical commodities in global markets.

The S&P GSCI was established in 1991 and has been normalized so that its hypothetical level on January 2, 1970 was 100.

Set forth below is a summary of the composition of and the methodology currently used to calculate the S&P GSCI. The methodology for determining the composition and weighting of the S&P GSCI and for calculating its value is subject to modification in a manner consistent with the purposes of the S&P GSCI, as described below. S&P makes the official calculations of the S&P GSCI.

The Index Advisory Committee established by S&P to assist it in connection with the operation of the S&P GSCI generally meets once each year to discuss the composition of the S&P GSCI. The Index Advisory Committee may, if necessary or practicable, meet at other times during the year as issues arise that warrant its consideration.

Composition of the S&P GSCI. In order to be included in the S&P GSCI a contract must satisfy the following eligibility criteria:

•

The contract must be in respect of a physical commodity and not a financial commodity.

•

The contract must (a) have a specified expiration or term or provide in some other manner for delivery or settlement at a specified time, or within a specified period, in the future; and (b) at any given point in time, be available for trading at least five months prior to its expiration or such other date or time period specified for delivery or settlement; and (c) be traded on a trading facility which allows market participants to execute spread transactions, through a single order entry, between the pairs of contract expirations included in the S&P GSCI that, at any given point in time, will be involved in rolls to be effected pursuant to the S&P GSCI.

•

The commodity must be the subject of a contract that is (a) denominated in U.S. dollars and (b) traded on or through an exchange, facility or other platform (referred to as a trading facility) that has its principal place of business or operations in a country which is a member of the Organization for Economic Cooperation and Development and that meets other criteria relating to the availability of market price quotations and trading volume information, acceptance of bids and offers from multiple participants or price providers and accessibility by a sufficiently broad range of participants.

•

The price of the relevant contract that is used as a reference or benchmark by market participants (which is referred to as the daily contract reference price) generally must have been available on a continuous basis for at least two years prior to the proposed date of inclusion in the S&P GSCI.

•

At and after the time a contract is included in the S&P GSCI, the daily contract reference price for such contract must be published between 10:00 AM. and 4:00 P.M., New York City time, on each business day relating to such contract by the trading facility on or through which it is traded.

•

For a contract to be eligible for inclusion in the S&P GSCI, volume data with respect to such contract must be available for at least the three months immediately preceding the date on which the determination is made.

•

Contracts must also satisfy volume trading requirements and certain percentage dollar weight requirements to be eligible for inclusion in the S&P GSCI.

The contracts currently included in the S&P GSCI are all futures contracts traded on the NYMEX, the ICE Futures, the Chicago Mercantile Exchange, the Chicago Board of Trade, the Coffee, Sugar & Cocoa Exchange, Inc., the New York Cotton Exchange, the Kansas City Board of Trade, the Commodities Exchange, Inc. and the LME.

Calculation of the S&P GSCI. The value of the S&P GSCI on any given day is equal to the total dollar weight of the S&P GSCI divided by a normalizing constant that assures the continuity of the S&P GSCI over time.

Contract Expirations. Because the S&P GSCI is composed of actively traded contracts with scheduled expirations, it can only be calculated by reference to the prices of contracts for specified expiration, delivery or settlement periods, referred to as “contract expirations.”  The contract expirations included in the S&P GSCI for each commodity during a given year are designated by S&P, in consultation with the Index Advisory Committee, provided that each such contract must be an “active contract.”  An “active contract” for this purpose is a liquid, actively traded contract expiration, as defined or identified by the relevant trading facility or, if no such definition or identification is provided by the relevant trading facility, as defined by standard custom and practice in the industry.

If a trading facility deletes one or more contract expirations, the S&P GSCI will be calculated during the remainder of the year in which such deletion occurs on the basis of the remaining contract expirations designated by S&P. If a trading facility ceases trading in all contract expirations relating to a particular contract, S&P may designate a replacement contract on the commodity. The replacement contract must satisfy the eligibility criteria for inclusion in the S&P GSCI. To the extent practicable, the replacement will be effected during the next monthly review of the composition of the S&P GSCI.

APPENDIX B - RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1

This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1

Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-

Leading market positions in well-established industries.

-

High rates of return on funds employed.

-

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-

Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-

Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

-

Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."  Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

APPENDIX C – ADVISER'S PROXY VOTING POLICIES

EQUINOX FUND MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

(Adopted September 2008)

Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Equinox Fund Management, LLC (hereinafter, "Equinox", "we" or "our") has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, Equinox recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the mutual funds advised and indirect exposure to underlying equity investments, we believe that it would be rare that Equinox would be in a position to cast a vote or called upon to vote a proxy.

In the event that Equinox does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, Equinox will process and vote all shareholder proxies and other actions in a timely manner insofar as Equinox can determine based on the facts available to Equinox at the time of its action, in the best interests of the affected Equinox advisory client(s). Although Equinox expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to Equinox, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, Equinox may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to Equinox's best judgment under the facts and circumstances presented. Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

Equinox may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services ("ISS") or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by Equinox.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.